UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

HOOKIPA PHARMA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

May 16, 2022
Dear Stockholder:
You are cordially invited to attend the 2022 Annual Meeting of Stockholders of HOOKIPA Pharma Inc. (the “Company” or “HOOKIPA”). The meeting will be held online on June 30, 2022 at 10:00 EDT. You may attend the meeting virtually via the Internet at www.virtualshareholdermeeting.com/HOOK2022, where you will be able to vote electronically and submit questions. You will need the 16-digit control number included with these proxy materials to attend the annual meeting.
Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.
At this Annual Meeting, the agenda includes
(1)   the election of two Class III directors for three-year terms;
(2)   the ratification of the appointment of PwC Wirtschaftsprüfung GmbH as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;
(3)   the authorization to amend our certificate of incorporation to increase the total number of authorized shares of common stock from 100,000,000 shares to 200,000,000 shares;
(4)   the authorization of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of Company common stock (without reducing the authorized number of shares of Company common stock), in the range of 1-for-2 to 1-for-10 share if and when determined by the Company’s board of directors; and
(5)   the approval of an amendment to the Company’s 2019 Stock Option and Incentive Plan.
Under Securities and Exchange Commission rules, the Company is providing access to the proxy materials for the Annual Meeting to shareholders via the Internet. Accordingly, you can access the proxy materials and vote at www.proxyvote.com. Instructions for accessing the proxy materials and voting are described below and in the Notice of Annual Meeting (the “Notice”) that you will receive in the mail. This Notice is dated May 16, 2022 and we plan to mail the Notice on or about May 16, 2022. The Notice contains instructions on how to access our proxy materials over the Internet. The Notice also contains instructions on how each of our shareholders can receive a paper copy of our proxy materials, including the proxy statement, our 2021 Annual Report, and a form of proxy card.
Your vote is very important. Whether or not you plan to attend the online meeting, please carefully review the enclosed proxy statement and then cast your vote, regardless of the number of shares you hold. If you are a stockholder of record, you may vote over the Internet, by telephone, or, if you request to receive a printed set of the proxy materials, by completing, signing, dating and mailing the accompanying proxy card in the return envelope. Submitting your vote via the Internet or by telephone or proxy card will not affect your right to vote online during the virtual meeting if you decide to attend the Annual Meeting. If your shares are held in street name (held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee explaining how to vote your shares, and you will have the option to cast your vote by telephone or over the Internet if your voting instruction form from your broker or nominee includes instructions and a toll-free telephone number or Internet website to do so. In any event, to be sure that your vote will be received in time, please cast your vote by your choice of available means at your earliest convenience.
We hope that you will join us on June 30, 2022. Your investment and continuing interest in the Company are very much appreciated.
Sincerely,
/s/ Joern Aldag

Joern Aldag
Chief Executive Officer

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
Time	10:00 a.m., Eastern Time
Date	June 30, 2022
Place	Online at www.virtualshareholdermeeting.com/HOOK2022.
Purpose
(1)   To elect Julie O’Neill and Reinhard Kandera as Class III members of the Board of Directors, to serve until the Company’s 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified (“Proposal One — Director Elections”);
(2)   To ratify the selection of PwC Wirtschaftsprüfung GmbH as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (“Proposal Two — Auditor Ratification”);
(3)   To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock from 100,000,000 shares to 200,000,000 shares (“Proposal Three — Authorized Stock Increase Proposal”);
(4)   the authorization of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of Company common stock (without reducing the authorized number of shares of Company common stock), in the range of 1-for-2 to 1-for-10, if and when determined by the Company’s board of directors (“Proposal Four — Reverse Split Proposal”). The Board of Directors may alternatively elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion;
(5)   To approve an amendment to the Company’s 2019 Stock Option and Incentive Plan (the”2019 Plan”) to increase the maximum number of shares of common stock reserved and available for issuance under the 2019 Plan by 1,000,000 shares (“Proposal Five — 2019 Plan Amendment Proposal”); and
(6)   To transact any other business that may properly come before the meeting or any adjournment thereof.

Record Date	The Board of Directors has fixed the close of business on April 13, 2022 as the record date for determining stockholders entitled to notice of and to vote at the meeting.
Meeting Admission	All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. In order to be able to attend the meeting, you will need the 16-digit control number, which is located on your Notice, on your proxy card, or in the instructions accompanying your proxy materials. Instructions on how to participate in the Annual Meeting are also posted online at www.proxyvote.com.
Voting by Proxy	If you are a stockholder of record, please vote via the Internet or, for shares held in street name, please submit the voting instruction form you receive from your broker or nominee, as soon as possible so your shares can be voted at the meeting. You may submit your voting instruction form by mail. If you are a stockholder of record, you may also vote by telephone or by submitting a proxy card by mail. If your shares are held in street name, you will receive instructions from your broker or other nominee explaining how to vote your shares, and you may also have the choice of instructing the record holder as to the voting of your shares over the Internet or by telephone. Follow the instructions on the voting instruction form you received from your broker or nominee.
By order of the Board of Directors,
/s/ Daniel Courtney

Daniel Courtney
Corporate Secretary
New York, New York
May 16, 2022
Important Notice Regarding the Availability of Proxy Materials for the Company’s 2022 Annual Meeting of Stockholders to Be Held on June 30, 2022: The Notice of 2022 Annual Meeting of Stockholders, proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, are available at https://hookipapharma.com following the link for “Investors.”

HOOKIPA PHARMA, INC.
350 FIFTH AVENUE, 72ND FLOOR, SUITE 7240
NEW YORK, NEW YORK 10118
PROXY STATEMENT
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON June 30, 2022
AT 10:00 AM EDT
GENERAL INFORMATION
When are this proxy statement and the accompanying material scheduled to be sent to stockholders?
We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about May 16, 2022, we will begin mailing a Notice of Internet Availability of Proxy Materials, or Notice of Internet Availability and the proxy materials, including the Notice of 2022 Annual Meeting of Stockholders, this proxy statement and accompanying proxy card or, for shares held in street name (held for your account by a broker or other nominee), voting instruction form. The Annual Report on Form 10-K for the year ended December 31, 2021 will be made available to stockholders on the Internet on the same date.
Why did I receive a note of Internet Availability of Proxy Materials instead of a full set of proxy materials?
Pursuant to rules adopted by the Securities and Exchange Commission, or the SEC, we are providing access to our proxy materials over the Internet rather than printing and mailing the proxy materials. We believe electronic delivery will expedite the receipt of materials, will help lower our costs and reduce the environmental impact of our annual meeting materials. Therefore, a Notice of Internet Availability will be mailed to holders of record and beneficial owners of our common stock starting on or around May 16, 2022. The Notice of Internet Availability will provide instructions as to how stockholders may access and review the proxy materials, including the Notice of Annual Meeting, proxy statement, proxy card, and Annual Report on Form 10-K, on the website referred to in the Notice of Internet Availability or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent to stockholders by mail. The Notice of Internet Availability will also provide voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail, or electronically by e-mail, on an ongoing basis for future stockholder meetings. Please note that while our proxy materials are available at the website referenced in the Notice of Internet Availability, and our Notice of Annual Meeting, proxy statement and Annual Report on Form 10-K are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this document.
Who is soliciting my vote?
The Board of Directors of HOOKIPA Pharma Inc. is soliciting your vote for the 2022 Annual Meeting of Stockholders.
When is the record date for the Annual Meeting?
The Board of Directors has fixed the record date for the Annual Meeting as of the close of business on April 13, 2022.
How many votes can be cast by all stockholders?
A total of 50,872,734 shares of common stock of the Company were outstanding on April 13, 2022 and entitled to be voted at the meeting. Each share of common stock is entitled to one vote on each matter.
How do I vote?
If you are a stockholder of record and your shares are registered directly in your name, you may vote:
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By Internet.   Access the website of the Company’s tabulator, Broadridge, at: www.proxyvote.com, using the voter control number printed on the furnished proxy card. Your shares will be voted in accordance with your instructions. You must specify how you want your shares voted or your Internet vote cannot be completed and you will receive an error message. If you vote on the Internet, you may also request electronic delivery of future proxy materials.
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By Telephone.   Call 1-800-690-6903 toll-free from the U.S., U.S. territories and Canada, and follow the instructions on the enclosed proxy card. Your shares will be voted in accordance with your instructions. You must specify how you want your shares voted or your telephone vote cannot be completed.

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By Mail.   Complete and mail a proxy card in the enclosed postage prepaid envelope to Broadridge. Your proxy will be voted in accordance with your instructions. If you sign and return the enclosed proxy but do not specify how you want your shares voted, they will be voted FOR Proposal One — Director Elections, FOR Proposal Two — Auditor Ratification, FOR Proposal Three — Authorized Stock Increase Proposal, FOR Proposal Four — Reverse Split Proposal, and FOR Proposal Five — 2019 Plan Amendment Proposal. If you are mailed or otherwise receive or obtain a proxy card or voting instruction form, and you choose to vote by telephone or by Internet, you do not have to return your proxy card or voting instruction form.

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By Internet at the Annual Meeting.   Instructions on how to attend and vote at the Annual Meeting are described at www.virtualshareholdermeeting.com/HOOK2022.

If your shares of common stock are held in street name (held for your account by a broker or other nominee):
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By Internet or By Telephone.   You will receive instructions from your broker or other nominee if you are permitted to vote by Internet or telephone.

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By Mail.   You will receive instructions from your broker or other nominee explaining how to vote your shares.

How do I attend the Annual Meeting online?
We will be hosting our Annual Meeting via live webcast only. Any stockholder that was a stockholder as of the record date can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/ HOOK2022. The webcast will start at 10:00 a.m. Eastern Time on June 30, 2022. Stockholders may vote and ask questions while attending the Annual Meeting online. In order to be able to attend the Annual Meeting, you will need the 16-digit control number, which is located on your Notice of Internet Availability, on your proxy card or in the instructions accompanying your proxy materials. Instructions on how to participate in the Annual Meeting are also posted online at www.proxyvote.com.
What if I have technical difficulties or trouble accessing the Annual Meeting?
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.
Can I ask pertinent questions during the Annual Meeting?
You may submit questions during the meeting by logging into the meeting website at www.virtualshareholdermeeting.com/HOOK2022 using your 16-digit control number and typing your question into the “Ask a Question” file and clicking “Submit”. Only questions pertinent to the business to be conducted at the annual meeting will be answered during the meeting, subject to time limitations.
What are the Board of Director’s recommendations on how to vote my shares?
The Board of Directors recommends a vote:
Proposal 1: FOR Proposal One — Director Elections (page 7)
Proposal 2: FOR Proposal Two — Auditor Ratification (page 29)

Proposal 3: FOR Proposal Three — Authorized Stock Increase Proposal (page 31)
Proposal 4: FOR Proposal Four — Reverse Split Proposal (page 33)
Proposal 5: FOR Proposal Five — 2019 Plan Amendment Proposal (page 44)
Who pays the cost for soliciting proxies?
The Company will pay the cost for the solicitation of proxies by the Board of Directors. The solicitation of proxies will be made primarily by mail and through internet access to materials. Proxies may also be solicited personally, by telephone, fax or e-mail by employees of the Company without any remuneration to such individuals other than their regular compensation. The Company will also reimburse brokers, banks, custodians, other nominees, and fiduciaries for forwarding these materials to their principals to obtain the authorization for the execution of proxies.
Will my shares be voted if I do not return my proxy?
If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, by telephone, by returning your proxy or by ballot at the Annual Meeting. If your shares are held in street name, your bank, broker or other nominee may under certain circumstances vote your shares if you do not timely return your proxy. Banks, brokers and other nominees can vote customers’ unvoted shares on routine matters, but cannot vote such shares on non-routine matters. If you do not timely return a proxy to your bank, broker or other nominee to vote your shares, your bank, broker or other nominee may, on routine matters, either vote your shares or leave your shares unvoted. Your bank, broker or other nominee cannot vote your shares on any non-routine matter. The election of directors (Proposal 1), the reverse stock split (Proposal 4) and amendment to our incentive plan (Proposal 5) are non-routine matters. The ratification of the appointment of our independent registered public accounting firm (Proposal 2) and the increase in our authorized shares (Proposal 3) are routine matters. We encourage you to provide voting instructions to your bank, broker or other nominee by giving your proxy to them. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your bank, broker or other nominee about how to submit your proxy to them at the time you receive this proxy statement.
Can I change my vote?
You may revoke your proxy at any time before it is voted by notifying the Corporate Secretary in writing, by returning a signed proxy with a later date, by transmitting a subsequent vote over the Internet or by telephone prior to the close of the Internet voting facility or the telephone voting facility. You may also attend the virtual meeting and vote during the meeting. If your stock is held in street name, you must contact your broker or nominee for instructions as to how to change your vote.
How is a quorum reached?
The presence, by virtual attendance or by proxy, of holders of at least a majority of the total number of outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares held of record by stockholders or brokers, bankers or other nominees who do not return a signed and dated proxy or attend the Annual Meeting virtually will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Abstentions and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting.
What vote is required to approve each item and how are votes counted?
Votes cast by proxy or online at the Annual Meeting will be counted by the persons appointed by the Company to act as tabulators for the meeting. The tabulators will count all votes FOR and AGAINST, abstentions and broker non-votes, as applicable, for each matter to be voted on at the Annual Meeting. Abstentions and broker non-votes are not counted as votes cast and, therefore, do not have the effect of votes in opposition to such proposals. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.
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Proposal 1 — Director Elections

The two nominees for director to receive the highest number of votes FOR election will be elected as directors. This is called a plurality. Proposal 1 is a non-routine matter. Therefore, if your shares are held by your brokerage firm in street name and you do not timely provide voting instructions with respect to your shares, your brokerage firm cannot vote your shares on Proposal 1. Shares held in street name by banks, brokerage firms or other nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 1 will not be counted as votes FOR or WITHHELD from any nominee. As a result, such “broker non-votes” will have no effect on the voting on Proposal 1. You may:
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vote FOR all nominees;

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vote FOR one or more nominees and WITHHOLD your vote from the other nominees; or

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WITHHOLD your vote from all nominees.

Votes that are withheld will not be included in the vote tally for the election of directors and will not affect the results of the vote.
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Proposal 2 — Auditor Ratification

To approve Proposal 2, holders of a majority of the votes cast on the matter must vote FOR the proposal. For the ratification of the selection of PwC Wirtschaftsprüfung GmbH as our independent registered public accounting firm for the fiscal year ending December 31, 2022, the votes cast FOR must exceed the votes cast AGAINST. Only FOR and AGAINST votes will affect the outcome. Abstentions will have no effect on the voting of Proposal 2. Proposal 2 is a routine matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee may vote your shares on Proposal 2.
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Proposal 3 — Authorized Stock Increase Proposal

To approve Proposal 3, holders of a majority of the outstanding shares of common stock of the Company entitled to vote must vote FOR the proposal. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum and, if a quorum is present, will have the same practical effect as a vote against this proposal. Proposal 3 is a routine matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee may vote your shares on Proposal 3. “Broker non-votes”, if any, will be counted AGAINST the proposal.
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Proposal 4 — Reverse Split Proposal

To approve Proposal 4, holders of a majority of the outstanding shares of common stock of the Company entitled to vote must vote FOR the proposal. For amending the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of Company common stock (without reducing the authorized number of shares of Company common stock), in the range of 1-for-2 to 1-for-10 share if and when determined by the Company’s board of directors, the votes cast FOR must exceed the votes cast AGAINST. Only FOR and AGAINST votes will affect the outcome. Abstentions will have no effect on the voting of Proposal 4. Proposal 4 is a non-routine matter. Therefore, if your shares are held by your brokerage firm in street name and you do not timely provide voting instructions with respect to your shares, your brokerage firm cannot vote your shares on Proposal 4. Shares held in street name by banks, brokerage firms or other nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 4 will not be counted as votes FOR or AGAINST from any nominee. As a result, such “broker non-votes” will have no effect on the voting on Proposal 4.
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Proposal 5 — 2019 Plan Amendment Proposal

To approve Proposal 5, holders of a majority of the votes cast on the matter must vote FOR the proposal. Only FOR and AGAINST votes will affect the outcome. Abstentions will have no effect on the voting of Proposal 5. Proposal 5 is a non-routine matter. Therefore, if your shares are held by your brokerage firm in street name and you do not timely provide voting instructions with respect to your shares, your brokerage firm cannot vote your shares on Proposal 5. Shares held in street name by banks, brokerage firms or other nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 5 will not be counted as votes FOR or AGAINST from any nominee. As a result, such “broker non-votes” will have no effect on the voting on Proposal 5.
If there are insufficient votes to approve Proposals 1, 2, 3, 4 or 5, your proxy may be voted by the persons named in the proxy to adjourn the Annual Meeting in order to solicit additional proxies in favor of the approval of such proposal. If the Annual Meeting is adjourned or postponed for any purpose, at any subsequent reconvening of the meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Annual Meeting unless you withdraw or revoke your proxy. Your proxy may be voted in this manner even though it may have been voted on the same or any other matter at a previous session of the Annual Meeting.
Could other matters be decided at the Annual Meeting?
The Company does not know of any other matters that may be presented for action at the Annual Meeting. Should any other business come before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.
What happens if the Annual Meeting is postponed or adjourned?
Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, or Form 8-K, that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
What does it mean if I receive more than one proxy card or voting instruction form?
It means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.
Implications of being an “emerging growth company” and a “smaller reporting company”.
We are an emerging growth company, as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. For as long as we continue to be an emerging growth company, we may take advantage of exemptions from various reporting requirements that are applicable to public companies that are not emerging growth companies, including not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding nonbinding advisory votes on executive compensation and stockholder approval of any golden parachute payments not previously approved. We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of our initial public offering in April 2019, (b) in which we have total annual gross revenue of at least $1.07 billion or (c) in which we are deemed to be a large accelerated filer, which requires the market value of our common stock that is held by non-affiliates to exceed $700.0 million as of the prior June 30th, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt during the previous rolling three-year period.

We are also a “smaller reporting company,” meaning that the market value of our stock held by non- affiliates is less than $700 million and our annual revenue was less than $100 million during our most recently completed fiscal year. We may continue to be a smaller reporting company if either (i) the market value of our stock held by non-affiliates is less than $250 million or (ii) our annual revenue was less than $100 million during the most recently completed fiscal year and the market value of our stock held by non- affiliates is less than $700 million. If we are a smaller reporting company at the time we cease to be an emerging growth company, we may continue to rely on exemptions from certain disclosure requirements that are available to smaller reporting companies. For so long as we remain a smaller reporting company, we are permitted and intend to rely on exemptions from certain disclosure and other requirements that are applicable to other public companies that are not smaller reporting companies.
Who should I call if I have any additional questions?
If you hold your shares directly, please call Daniel Courtney, Corporate Secretary of the Company, at +43 1 890 63 60. If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or nominee holder directly.

PROPOSAL 1: ELECTION OF DIRECTORS
Our Board of Directors is divided into three classes, with one class of our directors standing for election each year. The members of each class are elected to serve a three-year term with the term of office of each class ending in successive years. Julie O’Neill and Reinhard Kandera are the directors whose terms expire at this Annual Meeting and each of Julie O’Neill and Reinhard Kandera has been nominated for and has agreed to stand for re-election to the Board of Directors to serve as a Class III director of the Company until the 2025 Annual Meeting and until his successor is duly elected. A third Class III director, Christoph Lengauer, has informed us that he will not stand for reelection at the Annual Meeting.
It is intended that, unless you give contrary instructions, shares represented by proxies solicited by the Board of Directors will be voted for the election of the two director nominees listed below. We have no reason to believe that either director nominee will be unavailable for election at the Annual Meeting. In the event that one or more director nominee is unexpectedly not available to serve, proxies may be voted for another person nominated as a substitute by the Board of Directors, or the Board of Directors may reduce the number of directors to be elected at the Annual Meeting. Pursuant to the By-laws, the Board of Directors has fixed the number of directors at eight as of the date of this year’s Annual Meeting of Stockholders.
Vacancies on the Board of Directors are filled exclusively by the affirmative vote of a majority of the remaining directors, even if less than a quorum is present, and not by the stockholders. Your proxy cannot be voted for a greater number of persons than the number of director nominees named in this proxy statement.
Information relating to each director nominee and each continuing director, including his period of service as a director of the Company, principal occupation and other biographical material is shown below.
Voting Requirement and Board of Directors Recommendation
For Proposal 1, the two nominees receiving the plurality of votes properly cast will be elected as directors.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR
EACH OF THESE DIRECTOR NOMINEES FOR CLASS II DIRECTOR:
JULIE O’NEILL
REINHARD KANDERA
(PROPOSAL 1 ON YOUR PROXY CARD)

DIRECTOR BIOGRAPHIES
The following table sets forth information concerning our directors as of May 9, 2022. The biographical description of each director includes the specific experience, qualifications, attributes and skills that the Board of Directors would expect to consider if it were making a conclusion currently as to whether such person should serve as a director.
CLASS III DIRECTORS – TERM EXPIRING AT THE 2022 ANNUAL MEETING OF STOCKHOLDERS	AGE	DIRECTOR SINCE
Julie O’Neill has served as a member of our Board of Directors since November 2018. Ms. O’Neill previously served as the Executive Vice President, Global Operations of Alexion Pharmaceuticals, Inc., a position she held from January 2015 to September 2018. From February 2014 to January 2015, Ms. O’Neill was Senior Vice President of Global Manufacturing Operations and General Manager of Alexion Pharma International Trading. Prior to joining Alexion, Ms. O’Neill served in various leadership positions at Gilead Sciences, Inc., or Gilead, from 1997 to 2014 including Vice President of Operations and General Manager of Ireland from 2011 to 2014. Prior to Gilead, Ms. O’Neill held leadership positions at Burnil Pharmacies and Helsinn Birex Pharmaceuticals. She was previously Chairperson for the National Standards Authority of Ireland and is a member of the board and chairs the audit committee of the National Institute for Bioprocessing Research & Training. Ms. O’Neill serves as member of the board of directors of DBV Technologies S.A. (Nasdaq: DBVT) and ICON plc. Ms. O’Neill received a Bachelor of Science in Pharmacy from University of Dublin, Trinity College and a Masters of Business Administration from University College Dublin (Smurfit School of Business) and is a Chartered Director. Our Board of Directors believes that Ms. O’Neill’s experience in the life sciences industry and her knowledge of corporate development matters qualify her to serve on our Board of Directors.	56	2018
Reinhard Kandera has served as our Chief Financial Officer since April 2017 and as a member of our Board of Directors since June 2018. Mr. Kandera served as the Chief Financial Officer and Member of the Management Board of Valneva SE, or Valneva, from May 2013 to April 2017. Prior to Valneva, he served as Chief Financial Officer of Intercell AG, or Intercell, from March 2009 to May 2013 and as Member of Intercell’s Management Board from November 2009 to May 2013, which merged with Vivalis SA to become Valneva in May 2013. Mr. Kandera received doctorate degrees in Business Administration and in Law from the Vienna University. Our Board of Directors believes that Mr. Kandera’s experience gained from serving as our Chief Financial Officer, combined with his previous qualifications and the skills and experience he has developed during his extensive career in the life sciences industry, qualify him to serve as a member of our Board of Directors.	52	2018
CLASS I DIRECTOR NOMINEES – FOR A THREE-YEAR TERM EXPIRING AT THE 2023 ANNUAL MEETING OF STOCKHOLDERS	AGE	DIRECTOR SINCE
Joern Aldag has served as our Chief Executive Officer since June 2016 and as a member of our Board of Directors since June 2018. Mr. Aldag served as the Chief Executive Officer at uniQure N.V. (Nasdaq: QURE, formerly, Amsterdam Molecular Therapeutics N.V.), or uniQure, from October 2009 to December 2015 and as an advisor to the board from January 2016 to May 2016. Prior to his tenure at uniQure, Mr. Aldag was President and Chief Executive Officer of Evotec AG from November 1997 to December 2008. Mr. Aldag serves as a non-executive director on the board of Idorsia Pharmaceuticals Ltd. and Chairman at GeneSpire Srl. Mr. Aldag also served as a non-executive director on the board of Unum Therapeutics, Boston, USA from 2016 to 2020, and as the Chairman of Molecular Partners AG, Zurich, Switzerland (SWIX: MOLN) from 2007 to 2018. He co- founded G7 Therapeutics AG in 2014, which was acquired by Heptares Therapeutics Ltd. in 2016. Mr. Aldag received business degrees from the	63	2017

CLASS I DIRECTOR NOMINEES – FOR A THREE-YEAR TERM EXPIRING AT THE 2023 ANNUAL MEETING OF STOCKHOLDERS	AGE	DIRECTOR SINCE
Harvard Business School (Advanced Management Program) in 1994 and from the European Business School (Diplom Betriebswirt) in 1982. Our Board of Directors believes that Mr. Aldag’s experience gained from serving as our Chief Executive Officer, combined with his previous qualifications and the skills and experience he has developed during his extensive career in the life sciences industry, qualify him to serve as a member of our Board of Directors.
Jan van de Winkel, Ph.D., has served as Chairman of our Board of Directors since October 2017. Dr. van de Winkel is a co-founder of Genmab A/S and has served as the company’s President and Chief Executive Officer since June 2010. He has also served as a Professor of Immunology at Utrecht University since 1996. Prior to June 2010, he served as Genmab’s President Research & Development and Chief Scientific Officer. Dr. van de Winkel serves on the board of directors of LEO Pharma and Omega Alpha SPAC. Our Board of Directors believes that Dr. van de Winkel’s experience in biopharmaceutical research and development and his experience in managerial and director roles in life sciences companies qualify him to serve on our Board of Directors.	61	2017
David R. Kaufman, M.D., Ph.D., has served as a member of our Board of Directors since April 2019. Dr. Kaufman is currently the Chief Medical Officer of The Bill & Melinda Gates Medical Research Institute, where he has served since January 2018. Dr. Kaufman previously held several positions at Merck Research Laboratories from June 2011 to December 2017, including Head of Translational Oncology from 2017 to 2018, Executive Director, Clinical Oncology from 2015 to 2017 and Associate Director, Merck Drug Development and Leadership Program from 2011 to 2014. Dr. Kaufman serves a member of the board of directors of the Society for Immunotherapy of Cancer. Dr. Kaufman received a Ph.D. in molecular virology/immunology from The Rockefeller University and an M.D. from Weill Medical College of Cornell University. Our Board of Directors believes that Dr. Kaufman’s extensive background in pharmaceutical research and development and his experience in managerial and executive roles qualify him to serve on our Board of Directors.	49	2019
CLASS II DIRECTOR – TERM EXPIRING AT THE 2024 ANNUAL MEETING OF STOCKHOLDERS	AGE	DIRECTOR SINCE
Michael A. Kelly has served as a member of our Board of Directors since February 2019. Mr. Kelly is currently the President of Sentry Hill Partners, LLC, a consulting firm in the global life sciences industry that he founded in 2018. He previously served in various leadership positions at Amgen, Inc., or Amgen, from 2003 to 2017, including Senior Vice President, Global Business Services from 2014 to 2017, Acting Chief Financial Officer in 2010 and 2014 and Vice President, Corporate Planning & Control and Chief Accounting Officer from 2005 to 2010. Prior to joining Amgen, Mr. Kelly previously served as Chief Financial Officer of Tanox, Inc. from 2000 to 2003 and as Vice President, Finance and Corporate Controller of Biogen, Inc. from 1998 to 2000 and Vice President, Finance and Chief Financial Officer of NutraSweet Kelco Company, a division of Monsanto Life Sciences Company from 1996 to 1998. Mr. Kelly received a B.A. from Florida A&M University. Our Board of Directors believes that Mr. Kelly’s experience in the life sciences industry and his financial background qualify him to serve on our Board of Directors.	65	2019
Timothy Reilly, Ph.D., has served as a member of our Board of Directors since April 2022. Dr. Reilly is currently Chief Development Officer at HotSpot Therapeutics, a biotechnology company pioneering the discovery and development of novel small molecule allosteric therapies targeting regulatory sites on proteins	48	2022

CLASS II DIRECTOR – TERM EXPIRING AT THE 2024 ANNUAL MEETING OF STOCKHOLDERS	AGE	DIRECTOR SINCE
referred to as “natural hotspots” for the treatment of cancer and autoimmune disease. Prior to 2021, he spent over 18 years at Bristol Myers Squibb (BMS), most recently as a Senior Vice President within Research & Early Development where he had accountability for the early development portfolio across therapeutic areas in oncology, immunology, fibrosis, cardiovascular and neuroscience, overseeing all nonclinical & clinical efforts from development candidate identification through Phase 1/2 clinical development. Dr. Reilly is also an active contributor to several biotech companies as an Entrepreneur in Residence through Atlas Ventures, serves as the industry representative to the Network Steering Committee of the Experimental Cancer Medicines Centres (ECMC) established by Cancer Research UK, sits on the Translation Research Council for CureSMA, and is co-founder and Chief Scientific Officer of a non-profit organization, Spinal Muscular Atrophy Research Team (SMART). He obtained his undergraduate degree from the University of Notre Dame, his doctoral training in Pharmaceutical Sciences (Pharmacology & Toxicology) from Wayne State University, was a research fellow at the National Institutes of Health and was previously a long-standing board-certified Diplomat of the American Board of Toxicology. Our Board of Directors believes that Dr. Reilly’s extensive experience in the life sciences industry qualify him to serve on our Board of Directors.
NON-CONTINUING DIRECTOR	AGE	DIRECTOR SINCE
Christoph Lengauer, Ph.D., has served as a member of our Board of Directors since June 2018. Dr. Lengauer is currently a partner at Third Rock Ventures. He was the Chief Scientific Officer and Chief Drug Hunter at Blueprint Medicines from January 2012 to November 2016, the Vice President and Global Head of Oncology Drug Discovery and Preclinical Development at Sanofi S.A., a multinational pharmaceutical company, from May 2008 to January 2012 and Executive Director and Senior Unit Head of Oncology Discovery at the Novartis Institutes for Biomedical Research from 2005 to 2008. Prior to his experience at Novartis, Dr. Lengauer was a member of the faculty at the Sidney Kimmel Comprehensive Cancer Center at the Johns Hopkins University School of Medicine from 1997 to 2005. Dr. Lengauer received an M.Sc. from the University of Salzburg, Austria, a Ph.D. in biology from the University of Heidelberg, Germany and an M.B.A. in medical services management from The Johns Hopkins University. Dr. Lengauer notified our Board of Directors of his intention to not stand for reelection in April 2022. Dr. Lengauer’s decision to not stand for reelection is not the result of any disagreement with the Company relating to any of our operations, policies or practices.	57	2018

EXECUTIVE OFFICERS
The following table sets forth information regarding our executive officers, as of May 9, 2022:
Name	Age	Position(s)
Joern Aldag(1)	63	Chief Executive Officer, Director
Reinhard Kandera(1)	52	Chief Financial Officer, Director
Igor Matushansky, M.D., Ph.D.	49	Chief Medical Officer and Global Head of Research and Development
Klaus Orlinger, Ph.D.	44	Chief Scientific Officer
Roman Necina, Ph.D.	54	Chief Technology Officer
Christine Baker	56	Chief Operating Officer

(1)
Messrs. Aldag and Kandera are also directors of the Company and their biographical information appears on pages 8 and 9.

Igor Matushansky, M.D., Ph.D., has served as our Chief Medical Officer and Global Head of Research and Development since March 2017. Dr. Matushansky served as the Global Head of Translational Development for Oncology at Daiichi Sankyo from 2015 to 2017, where he led Daiichi Sankyo’s international research unit that focused on early oncology therapeutic programs, strategy and development and was also responsible for a range of development activities, including post-target identification, clinical trials and proof-of-concept research. Before this, Dr. Matushansky worked at Novartis from 2012 to 2015 as both Global Head for Clinical and Scientific Development in the Gene & Cell Therapy Unit and as Global Clinical Program Lead within the Oncology Translational Medicine Unit. Prior to this, he was a Professor at Columbia University Medical Center from 2007 to 2012 where he ran an independent laboratory that focused on the molecular biology of sarcomas, including translational opportunities and clinical trials. Dr. Matushansky received a B.A. degree, summa cum laude, from Columbia University, and a M.D. and Ph.D. in Molecular Biology from the Albert Einstein College of Medicine. He performed his internal medicine residency at New York Presbyterian Hospital/Weill Cornell Medical Center and then completed a fellowship in Medical Oncology as well as a post-doctoral research fellowship in Cancer Biology at the Memorial Sloan Kettering Cancer Center. He is currently a Clinical Assistant Professor of Medical Oncology at Columbia University. He has also been a non-executive director on the board of directors of Crescendo Biologics Ltd since June 2018.
Klaus Orlinger, Ph.D., has served as our Chief Scientific Officer since January 2022. Prior to that he was our Senior Vice President of Research from January 2019 to January 2022 and our Executive Vice President of Research since March 2020. He began leading our research and preclinical departments in 2017, and previously served as our head of virology from 2012 to 2016. From 2008 to 2012, Dr. Orlinger previously led a research team in the Molecular Vaccines Department of Baxter AG. He received his M.Sc. and Ph.D. in genetics and microbiology from the University of Vienna.
Roman Necina, Ph.D., has served as our Chief Technology Officer since November 2019. Dr. Necina previously served as General Manager and held various SVP positions at Shire Innovations Austria and as SVP Chief Strategist R&D at Takeda from February 2019 to October 2019. Dr. Necina built and led the Austria Gene Therapy Center for Takeda and has substantial experience in cell and gene therapy working with a broad range of vectors and cells over the last 10 years. Dr. Necina previously held SVP-level positions at Intercell from December 2007 to September 2011 and Boehringer from April 2002 to November 2007. He is a senate member of the Austrian Academy of Sciences and has served as a board member for Baxter AG Austria. Dr. Necina obtained his Ph.D. from the University of Natural Resources and Applied Life Sciences in Vienna.
Christine Baker has served as our Chief Operating Officer since May 2022. Prior to that, she was our Chief Business Officer from August 2019 to May 2022. Christine Baker also serves on the board of TYME Technologies, Inc. Previously, Ms. Baker was on the board of TuHURA BioPharma, Inc. from 2019 to 2022, the principal of CD Baker Consulting in 2019 and the Chief Business Officer of EpicentRx, Inc. from 2018 to 2019. She previously held various positions at Novartis Pharmaceuticals Corporation from 2004 to 2018. From 1988 until 2004, Ms. Baker held a number of positions at Schering-Plough Corporation. She received a B.A. in Chemistry from Dartmouth College and an M.B.A. from Rutgers University.

THE BOARD OF DIRECTORS AND ITS COMMITTEES
Board Composition
Following the resignation of Dr. Lengauer, which is effective as of June 30, 2022, we will have seven directors and the terms of office of the directors are divided into three classes:
•
Class I, whose term will expire at the Annual Meeting of Stockholders to be held in 2023;

•
Class II, whose term will expire at the Annual Meeting of Stockholders to be held in 2024; and

•
Class III, whose term will expire at the Annual Meeting of Stockholders to be held in 2022.

Class I consists of Joern Aldag, Jan van de Winkel and David R. Kaufman, Class II consists of Michael A. Kelly and Timothy Reilly, and Class III consists of Julie O’Neill, Christoph Lengauer and Reinhard Kandera. Dr. Lengauer will not stand for reelection at the 2022 Annual Meeting of Stockholders. At each Annual Meeting of Stockholders, the successors to directors whose terms will then expire shall serve from the time of election and qualification until the third Annual Meeting following election and until their successors are duly elected and qualified. A resolution of the Board of Directors may change the authorized number of directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. This classification of the Board of Directors may have the effect of delaying or preventing changes in control or management of our company.
Board Independence
Our Board of Directors has determined that each of our directors, except for Joern Aldag, who serves as our Chief Executive Officer, and Reinhard Kandera, who serves as our Chief Financial Officer, has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is independent within the meaning of the director independence standards of the Nasdaq Stock Market, or Nasdaq, rules and the SEC. At least annually, our Board of Directors will evaluate all relationships between us and each director in light of relevant facts and circumstances for the purposes of determining whether a material relationship exists that might signal a potential conflict of interest or otherwise interfere with such director’s ability to satisfy his or her responsibilities as an independent director. Based on this evaluation, our Board of Directors will make an annual determination of whether each director is independent within the meaning of Nasdaq and SEC independence standards.
Board Meetings and Attendance
Our Board of Directors held 6 meetings during the fiscal year ended December 31, 2021. Each of the directors attended at least 75% of the meetings of the Board of Directors and the committees of the Board of Directors, on which he or she served during the fiscal year ended December 31, 2021 (in each case, which were held during the period for which he or she was a director and/or a member of the applicable committee). The Company encourages its directors to attend the Annual Meeting of Stockholders.
Board Committees
Our Board of Directors has established three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee, each of which is comprised solely of independent directors, and is described more fully below. Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee operates pursuant to a written charter and each committee reviews and assesses the adequacy of its charter and submits its charter to the Board of Directors for approval. The charters for the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are all available on our website (https://hookipapharma.com) under “Investors” at “Corporate Governance”.
Audit Committee
Our Audit Committee is currently composed of Michael Kelly, David Kaufman and Julie O’Neill, with Mr. Kelly serving as chair of the committee. Our Board of Directors has determined that Michael Kelly,

Julie O’Neill and David Kaufman are “independent” for audit committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our Board of Directors has designated Michael Kelly as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2021, the Audit Committee met 9 times. The report of the Audit Committee is included in this Proxy Statement under “Report of the Audit Committee.” The Audit Committee’s responsibilities include:
•
appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•
pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•
reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

•
reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•
coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•
establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•
recommending based upon the Audit Committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•
monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•
preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

•
reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

•
reviewing quarterly earnings releases.

Compensation Committee
Our Compensation Committee is currently composed of Jan van de Winkel and Michael Kelly, with Dr. Van de Winkel serving as chair of the committee. Our Board of Directors has determined each member of the Compensation Committee is “independent” as defined under the applicable listing standards of Nasdaq. During the fiscal year ended December 31, 2021, the Compensation Committee met 5 times. The Compensation Committee’s responsibilities include:
•
annually reviewing and recommending to our Board of Directors corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

•
evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and recommending to our Board of Directors the compensation of our Chief Executive Officer;

•
reviewing and approving the compensation of our other executive officers and all direct reports to our Chief Executive Officer;

•
reviewing and establishing our overall management compensation, philosophy and policy;

•
reviewing and reassessing our policies and procedures for the determination of director and executive compensation;

•
evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;

•
retaining and approving the compensation of any compensation advisors;

•
reviewing and making recommendations to our Board of Directors about our policies and procedures for the grant of equity-based awards and the size of our equity-based plans;

•
reviewing director compensation and making recommendations to our Board of Directors on director compensation;

•
preparing the Compensation Committee report required by SEC rules, if and when required, to be included in this proxy statement;

•
reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters; and

•
reviewing and discussing with our Board of Directors corporate succession plans for our executive officers.

Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is composed of Jan van de Winkel and Christoph Lengauer, with Dr. Van de Winkel serving as chair of the committee. Following the resignation of Dr. Lengauer, Dr. Reilly will serve on our Nominating and Corporate Governance Committee. Our Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is “independent” as defined under the applicable listing standards of Nasdaq. During fiscal year ended December 31, 2021, the Nominating and Corporate Governance Committee met 3 times. The Nominating and Corporate Governance Committee’s responsibilities include:
•
developing and recommending to the Board of Directors criteria for board and committee membership;

•
establishing procedures for identifying and evaluating director candidates, including nominees recommended by stockholders;

•
reviewing the size and composition of the Board of Directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

•
identifying individuals qualified to become members of the Board of Directors;

•
recommending to the Board of Directors the persons to be nominated for election as directors and to each of the board’s committees;

•
developing and recommending to the Board of Directors a code of business conduct and ethics and a set of corporate governance guidelines; and

•
overseeing the evaluation of our Board of Directors and management.

Our Board of Directors may from time to time establish other committees.
Identifying and Evaluating Director Nominees
Our Board of Directors is responsible for selecting its own members. The Board of Directors delegates the selection and nomination process to the Nominating and Corporate Governance Committee, with the expectation that other members of the Board of Directors, and of management, will be requested to take part in the process as appropriate.
Generally, our Nominating and Corporate Governance Committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the Nominating and Corporate Governance Committee deems to be helpful to identify candidates. Once candidates have been identified, our Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, detailed questionnaires, background checks or any other means that the Nominating and Corporate Governance Committee deems to be appropriate in the evaluation process. The Nominating and Corporate Governance Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our Board of Directors. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for the Board of Directors’ approval as director nominees for election to the Board of Directors.
Minimum Qualifications
Our Nominating and Corporate Governance Committee will consider, among other things, the following qualifications, skills and attributes when recommending candidates for the Board of Directors’ selection as director nominees for the Board of Directors and as candidates for appointment to the Board of Directors’ committees. A director nominee shall have the highest personal and professional integrity, shall have demonstrated exceptional ability and judgment, and shall be most effective, in conjunction with the other director nominees to the Board of Directors, in collectively serving the long-term interests of the stockholders.
In evaluating proposed director candidates, our Nominating and Corporate Governance Committee may consider, in addition to the minimum qualifications and other criteria for board membership approved by the Board of Directors from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, diversity, including but not limited to race, gender or national origin, the skills of the proposed director candidate, his or her depth and breadth of professional experience or other background characteristics, his or her independence and the needs of the Board of Directors. We have no formal policy regarding board diversity. Our Nominating and Corporate Governance Committee’s priority in selecting board members is identification of persons who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, and professional and personal experiences and expertise relevant to our growth strategy. The Nominating and Corporate Governance Committee will consider candidates recommended by stockholders. The policy adopted by the Nominating and Corporate Governance Committee provides that candidates recommended by stockholders are given appropriate consideration in the same manner as other candidates.
Non-Management Director Meetings
In addition to the meetings of the committees of the Board of Directors described above, in connection with the Board of Directors’ meetings, the non-management directors met 5 times in executive session during the fiscal year ended December 31, 2021. The Chairman of the Board of Directors presides at these executive sessions.
Communication with the Directors of HOOKIPA
Any interested party with concerns about our company may report such concerns to the Board of Directors or the Chairman of our Board of Directors or Nominating and Corporate Governance Committee, by submitting a written communication to the attention of such director at the following address:
c/o HOOKIPA Pharma, Inc.
350 Fifth Avenue, 72nd Floor, Suite 7240
New York, New York 10118
United States
You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.
A copy of any such written communication may also be forwarded to the Company’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with the Company’s legal counsel, with independent advisors, with non-management directors, or with the Company’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.
Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we receive repetitive or duplicative communications.
The Audit Committee oversees the procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters.
Compensation Committee Interlocks and Insider Participation
For the 2021 fiscal year, Jan van de Winkel and Michael Kelly served as members of our Compensation Committee. None of the members of our compensation committee is an officer or employee of our company, nor have they ever been an officer or employee of our company.
In addition, none of our executive officers serves, or in the past has served, as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of our Board of Directors or our compensation committee.
Leadership Structure and Risk Oversight
The positions of our Chairman of the Board of Directors and Chief Executive Officer are separated, with Mr. Aldag serving as our Chief Executive Officer and Dr. van de Winkel serving as the Chairman. Separating these positions allows Mr. Aldag, as our Chief Executive Officer, to focus on our day-to-day business, while allowing the Chairman to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. Our Board of Directors recognizes the time, effort, and energy that Mr. Aldag, as our Chief Executive Officer, must devote to his position in the current business environment, as well as the commitment required to serve as our Chairman, particularly as the Board of Directors’ oversight responsibilities continue to grow. Our Board of Directors also believes that this structure ensures a greater role for the independent directors in the oversight of our company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board of Directors. Our Board of Directors believes its administration of its risk oversight function has not affected its leadership structure. Our Board of Directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance. Our corporate governance guidelines provide the flexibility for our Board of Directors to modify our leadership structure in the future, as it deems appropriate.
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and operations, strategic direction and intellectual property, as more fully discussed under “Risk Factors” in our Annual Report on Form 10-K. Management is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. Our Board of Directors satisfies its risk oversight role through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company. Our Board of Directors believes that full and open communication between management and the board of directors is essential for effective risk management and oversight.

Executive Compensation
Summary Compensation Table
The following table sets forth the total compensation awarded to, earned by and paid during the fiscal years ended December 31, 2020 and December 31, 2021 for each of our named executive officers:
Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Joern Aldag(3) Chief Executive Officer	2021	572,334	—	1,789,874	243,242	—	2,605,450
	2020	495,102	49,082	1,081,912	297,940	—	1,924,036
Reinhard Kandera(3) Chief Financial Officer	2021	420,541	—	597,487	142,982	14,302(4)	1,175,312
	2020	373,806	24,208	418,700	175,137	13,132	1,004,983
Igor Matushansky Chief Medical Officer	2021	436,528	—	821,221	149,326	11,600(5)	1,418,675
	2020	399,750	32,531	352,703	189,322	13,862	988,168

(1)
Amounts reflect the grant-date fair value of restricted stock unit and option awards granted during the applicable fiscal year as computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Such grant-date fair value does not take into account any estimated forfeitures related to service-vesting conditions. For information regarding assumptions underlying the valuation of equity awards, see Note 11 of “Notes to Consolidated Financial Statements” in our Annual Report on Form 10-K filed with the SEC on March 24, 2022. These amounts do not correspond to the actual value that may be recognized by the executives upon vesting or exercise of the awards, or subsequent sale of shares acquired pursuant to the awards.

(2)
Amounts represent incentive compensation earned by our named executive officers for fiscal year performance, based upon achievement of corporate and individual goals. Although such incentive compensation is typically paid in cash, in order to preserve the Company’s cash Messrs. Aldag and Kandera and Dr. Matushansky received 50% of their 2021 annual bonus in the form of a stock option grant, with the number of shares determined by dividing the value of 50% of their 2021 annual bonus by a value of $3.00 per share. Accordingly, Messrs. Aldag and Kandera and Dr. Matushansky each received 39,853, 23,427 and 24,888 options, respectively. The granted options have an exercise price of $1.50 per share, the closing price of the Company’s common stock on January 31, 2022.

(3)
The compensation paid to Messrs. Aldag and Kandera in Euro have been converted to USD at exchange rates of 1 Euro to 1.14 USD for 2020 and 1 Euro to 1.18 USD for 2021, based on the average exchange rates published by the Federal Reserve Bank for such years.

(4)
Mr. Kandera was provided with a car for his business and personal use, and reimbursement of all related insurance, maintenance, and fuel expenses for the car. Mr. Kandera also received a fixed reimbursement for home office expenses. For 2021, the value of these automobile benefits and home office reimbursement provided to Mr. Kandera is equal to $14,301.

(5)
Amount represents $11,600 of Company matching 401(k) plan contributions.

Narrative Disclosure to Summary Compensation Table
Elements of Compensation
Base Salary.   Each named executive officer’s base salary is a fixed component of annual compensation for performing specific duties and functions, and has been established by our Board of Directors taking into account each individual’s role, responsibilities, skills, and expertise. Our Compensation Committee or Board of Directors reviews the base salaries of our executive officers, including our named executive officers, from time to time and makes adjustments as it determines to be reasonable and necessary to reflect the scope of an executive officer’s performance, contributions, responsibilities, experience, prior salary level, position (in the case of a promotion) and market conditions.

During 2021, we paid annual base salaries of €485,029 for Mr. Aldag, €356,391 for Mr. Kandera and $436,528 for Dr. Matushansky, which may be increased by our Compensation Committee during the annual redetermination of base salaries. For additional information regarding the employment agreements of our named executive officers, see subsection entitled “Employment Arrangements with our Named Executive Officers.”
Cash Bonus.   Our annual bonus program is intended to reward our named executive officers for meeting individual or corporate performance goals for a fiscal year. Corporate performance goals are established by our Compensation Committee and approved by our Board of Directors. For 2021, the corporate performance goals generally fell into the categories of clinical trial preparation and execution for our various programs, increasing outside knowledge of the Company’s technology and providing adequate capital for the Company, and each named executive officer’s target bonus is set forth below.
Name	Target Bonus (% of base salary)
Joern Aldag	50
Igor Matushansky	40
Reinhard Kandera	40
In evaluating management’s performance relative to corporate performance for 2021, our Compensation Committee determined to award a corporate achievement level of 85%. The potential bonus for the Chief Executive Officer, Mr. Kandera and Dr. Matushansky was based 100% on achievement of corporate goals. This achievement level was then used to determine each named executive officer’s bonus. For 2021, we awarded bonuses to Joern Aldag, Reinhard Kandera and Igor Matushansky in the amounts of €206,137, €121,171 and $149,326, respectively. In order to preserve the Company’s cash, Messrs. Aldag and Kandera and Dr. Matushansky received 50% of their 2021 annual bonus in cash (€103,069, €60,586 and $74,633) and the remaining 50% of their 2021 annual bonus in the form of a stock option grant in lieu of cash, with the number of shares determined by dividing 50% of their 2021 annual bonus by $3.00. Messrs. Aldag and Kandera and Dr. Matushansky each received 39,853, 23,427 and 24,888 options, respectively. The granted options have an exercise price of $1.50 per share, the closing price of the Company’s common stock on January 31, 2022.
Long-Term Equity Incentives.   Our equity grant program is intended to align the interests of our named executive officers with those of our stockholders and to motivate them to make important contributions to our performance. Providing named executive officers with the opportunity to create significant wealth through stock ownership is a powerful tool to attract and retain highly-qualified executives, achieve strong long-term stock price performance, align our executives’ interests with those of our stockholders and provide a means to build real ownership in the Company. In addition, the vesting feature of our equity grants contributes to executive retention. We have historically granted equity awards to our employees, including our named executive officers, in the form of options to purchase shares of our common stock. Generally, all stock option awards vest over four years, with 25% of each option award vesting upon the first anniversary of a vesting commencement date, and the remaining shares vesting in 12 equal quarterly installments thereafter, subject to the executive officer’s continuing service relationship.
Employment Arrangements with our Named Executive Officers
We have entered into amended and restated employment agreements with each of our named executive officers, which became effective upon the closing of our initial public offering.
Amended and Restated Employment Agreement with Joern Aldag
Under the amended and restated employment agreement with Joern Aldag for the position of Chief Executive Officer, Mr. Aldag receives an annual base salary, which is subject to redetermination annually by our Compensation Committee, and he is eligible to earn annual incentive compensation. Mr. Aldag is also eligible to participate in the employee benefit plans available to our employees, including our stock option plan, subject to the terms of those plans. Additionally, Mr. Aldag is provided with a Company laptop and mobile phone, and entitled to receive reimbursement for business travel expenses between his place of employment in Hamburg, Germany and other Company office locations. Additionally, in the event that Mr. Aldag is liable for and pays social security costs in both Germany and Austria, without any corresponding credit, the Company will reimburse Mr. Aldag for up to €25,000 of social security costs per year.
Mr. Aldag’s amended and restated employment agreement contains standard confidentiality, assignment of intellectual property work product and twelve months’ post-termination noncompetition, non-solicitation of employee, and non-solicitation of customer covenants.
Mr. Aldag’s amended and restated employment agreement provides that, in the event that his employment is terminated by us without “cause” or Mr. Aldag resigns for “cause” (as defined with respect to each party in his amended and restated employment agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to receive (1) an amount equal to 100% of his then annual base salary, payable in substantially 12 equal installments over 12 months following his termination, and (ii) up to 12 months of continued participation in our benefit plans at active employee rates. In lieu of the payments described in the preceding sentence, in the event that Mr. Aldag’s employment is terminated by us without cause or Mr. Aldag resigns for cause, in either case within 12 months following a “change in control” (as defined in his amended and restated employment agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to receive (i) a lump sum in cash an amount equal to 1.5 times the sum of (A) Mr. Aldag’s then current annual base salary (or Mr. Aldag’s base salary in effect immediately prior to the change in control, if higher) plus (B) Mr. Aldag’s target annual incentive compensation, (ii) up to 18 months of continued participation in our benefit plans at active employee rates, and (iii) full acceleration of vesting of all stock options and other stock-based awards held by Mr. Aldag.
Employment Agreement with Reinhard Kandera.
Under the amended and restated employment agreement with Reinhard Kandera for the position of Chief Financial Officer, Mr. Kandera receives an annual base salary, which is subject to redetermination annually by our Compensation Committee, and he is eligible to earn annual incentive compensation. Mr. Kandera is also provided a company car with a maximum monthly leasing rate equal to €1,000, for his business and personal use, and reimbursed for all related insurance, maintenance, and fuel expenses. Mr. Kandera is also eligible to participate in the employee benefit plans available to our employees, including our stock option plan, subject to the terms of those plans. Mr. Kandera is provided with a Company laptop and mobile phone, and is also entitled to receive reimbursement for business travel expenses.
Mr. Kandera’s amended and restated employment agreement contains standard confidentiality, assignment of intellectual property work product and twelve months’ post-termination noncompetition, non- solicitation of employee, and non-solicitation of customer covenants.
Mr. Kandera’s amended and restated employment agreement provides that, in the event that his employment is terminated by us without “cause” or Mr. Kandera resigns for “cause” (as defined with respect to each party in his amended and restated employment agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, (i) he will be entitled to receive an amount equal to 100% of his then annual base salary, payable in 14 equal installments over 12 months following his termination, and (ii) up to 12 months of continued participation in our benefit plans at active employee rates. In lieu of the payments described in the preceding sentence, in the event that Mr. Kandera’s employment is terminated by us without cause or Mr. Kandera resigns for cause, in either case within 12 months following a “change in control” (as defined in his amended and restated employment agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to receive (i) a lump sum in cash an amount equal to 1.0 times the sum of (A) Mr. Kandera’s then current base salary (or Mr. Kandera’s base salary in effect immediately prior to the change in control, if higher) plus (B) Mr. Kandera’s target annual incentive compensation, (ii) up to 12 months of continued participation in our benefit plans at active employee rates, and (iii) full acceleration of vesting of all stock options and other stock-based awards held by Mr. Kandera.
Employment Agreement with Igor Matushansky
Under the amended and restated employment agreement with Igor Matushansky for the position of Chief Medical officer, Dr. Matushansky receives an annual base salary, which is subject to redetermination annually by our Compensation Committee, and he is eligible to earn an annual bonus. Dr. Matushansky is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans. Additionally, Dr. Matushansky is eligible to receive reimbursement for (i) premiums paid on a $700,000 life insurance policy, (ii) expenses incurred to maintain his professional liability insurance in the amount of $25,000 and his medical license, (iii) the cost of automobile tolls and parking incurred from commuting to the Company’s principal offices, and (iv) the costs of premium payments for long-term disability insurance in an amount up to 200 percent of his base salary.
Dr. Matushansky’s amended and restated employment agreement contains standard confidentiality, assignment of intellectual property work product and twelve months’ post-termination noncompetition, non- solicitation of employee, and non-solicitation of customer covenants.
Dr. Matushansky’s amended and restated employment agreement provides that, in the event that his employment is terminated by us without “cause” or Dr. Matushansky resigns for “good reason” (as each term is defined in his amended and restated employment agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to receive (i) an amount equal to 12 months of his base salary, payable in substantially equal installments over 12 months following his termination, and (ii) if Dr. Matushansky is participating in our group health plan immediately prior to his termination and elects to continue COBRA health coverage, a monthly cash payment until the earlier of 12 months following termination or the end of Dr. Matushansky’s COBRA health continuation period in an amount equal to the amount that we would have paid to provide health insurance to Dr. Matushansky had he remained employed with us. In lieu of the payments and benefits described in the preceding sentence, in the event that Dr. Matushansky’s employment is terminated by us without cause or Dr. Matushansky resigns for good reason, in either case within 12 months following a “change in control” (as defined in his amended and restated employment agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to receive (i) a lump sum in cash an amount equal to 1.0 times the sum of (A) Dr. Matushansky’s current base salary (or Dr. Matushansky’s base salary in effect immediately prior to the change in control, if higher) plus (B) Dr. Matushansky’s target annual incentive compensation, (ii) if Dr. Matushansky is participating in our group health plan immediately prior to his termination and elects to continue COBRA coverage, a monthly cash payment until the earlier of 12 months following termination or the end of Dr. Matushansky’s COBRA health continuation period in an amount equal to the amount that we would have paid to provide health insurance to him had he remained employed with us, and (iii) full acceleration of vesting of all stock options and other stock-based awards held by Dr. Matushansky.
The payments and benefits provided to Dr. Matushansky under his amended and restated employment agreement in connection with a change in control may not be eligible for a federal income tax deduction for the Company pursuant to Section 280G of U.S. Internal Revenue Code of 1986, as amended, or the Code, or may subject Dr. Matushansky to an excise tax under Section 4999 of the Code. If the payments or benefits payable to Dr. Matushansky in connection with a change in control would be subject to the excise tax on golden parachutes imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to Dr. Matushansky.
Additional Narrative Disclosure
401(k) Plan.   We maintain a tax-qualified retirement plan that provides eligible U.S. employees, including our named executive officers, with an opportunity to save for retirement on a tax-advantaged basis. All participants’ interests in their contributions are 100% vested when contributed. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. The retirement plan is intended to qualify under Section 401(a) of the Code. We match 100 percent of employee contributions, up to 4 percent of each employee’s compensation- (as defined in the plan).
Health and Welfare Benefits.   All of our full-time employees, including our executive officers are eligible to participate in certain medical, disability and life insurance benefit programs offered by us.

Outstanding Equity Awards at Fiscal Year End
The following table sets forth information concerning the outstanding equity awards held by each of the named executive officers as of December 31, 2021.
		Option Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date
Joern Aldag	6/1/2016	395,852	—	0.10	12/31/2026
	4/17/2019	377,910	226,746	14.00	4/17/2029
	4/20/2020	87,500	112,500	8.03	4/20/2030
	4/19/2021	—	207,600	12.00	4/19/2031
Reinhard Kandera	6/1/2017	74,224	—	0.10	12/31/2026
	12/1/2017	35,022	—	0.10	12/31/2026
	4/17/2019	54,780	32,868	14.00	4/17/2029
	4/20/2020	33,863	43,537	8.03	4/20/2030
	4/19/2021	—	69,300	12.00	4/19/2031
Igor Matushansky	3/1/2017	—	—	0.10	12/31/2026
	1/1/2018	—	2,842	0.10	12/31/2026
	1/1/2019	—	4,261	0.10	12/31/2026
	12/ /2018	38,713	5,530	10.33	12/31/2026
	4/17/2019	32,540	19,524	14.00	4/17/2029
	4/20/2020	28,525	36,675	8.03	4/20/2030
	4/19/2021		95,250

(1)
Each option vests with respect to 25% of the shares upon the first anniversary of the vesting commencement date, with the remaining shares vesting in 12 equal quarterly installments thereafter, subject to the executive’s continuing service relationship.

DIRECTOR COMPENSATION
The following table sets forth the compensation was paid or earned by our non-employee directors during the year ended December 31, 2021. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the other non-employee members of our Board of Directors in the year ended December 31, 2021. Joern Aldag, our Chief Executive Officer and a member of our Board of Directors, and Reinhard Kandera, our Chief Financial Officer and a member of our Board of Directors, each did not receive any compensation for their service as members of our Board of Directors during 2021. Messrs.
Aldag and Kandera’s compensation for service as employees for fiscal year 2021 is presented above in the “Summary Compensation Table.”
Name	Fees earned or paid in cash ($)	Option awards ($)(1)	Total ($)
Jan van de Winkel(2)	87,500	219,830	307,330
Christoph Lengauer(3)	44,000	109,915	153,915
Graziano Seghezzi(4)	22,500	—	22,500
Julie O’Neill(5)	47,500	109,915	157,415
Michael A. Kelly(6)	57,500	109,915	167,415
David R. Kaufman(7)	47,500	109,915	157,415
Jean-Charles Soria(8)	20,000	109,915	129,915

(1)
Amounts reflect the grant-date fair value of option awards granted in 2021 in accordance with FASB ASC Topic 718. Such grant-date fair value does not take into account any estimated forfeitures related to service-vesting conditions. For information regarding assumptions underlying the valuation of equity awards, see Note 11 of “Notes to Consolidated Financial Statements” in our Annual Report on Form 10-K filed with the SEC on March 24, 2022. These amounts do not correspond to the actual value that may be recognized by the executives upon vesting or exercise of the option awards, or subsequent sale of shares acquired pursuant to the option awards.

(2)
As of December 31, 2021, Dr. van de Winkel held unexercised options to purchase 149,167 shares.

(3)
As of December 31, 2021, Dr. Lengauer held unexercised options to purchase 48,007 shares.

(4)
Dr. Seghezzi resigned from our Board of Directors effective June 1, 2021. As of December 31, 2021, Mr. Seghezzi held no unexercised options.

(5)
As of December 31, 2021, Ms. O’Neill held unexercised options to purchase 48,007 shares.

(6)
As of December 31, 2021, Mr. Kelly held unexercised options to purchase 38,400 shares.

(7)
As of December 31, 2021, Dr. Kaufman held unexercised options to purchase 38,400 shares.

(8)
Dr. Soria resigned from our Board of Directors effective August 12, 2021. As of December 31, 2021, Dr Soria held no unexercised options.

In connection with our initial public offering in April 2019, our Board of Directors adopted a non- employee director compensation policy that is designed to provide a total compensation package that enables us to attract and retain, on a long-term basis, high caliber non-employee directors. Under the policy, all non-employee directors are paid cash compensation from and after the completion of our initial public offering, as set forth below:

Annual Retainer
Board of Directors:
All non-employee members	$40,000
Additional retainer for Non-Executive Chairman of the Board	$30,000
Audit Committee:
Chairman	$22,500
Non-Chairman members	$15,000
Compensation Committee:
Chairman	$15,000
Non-Chairman members	$10,000
Nominating and Corporate Governance Committee:
Chairman	$11,500
Non-Chairman members	$7,500
Under the policy, each non-employee director has the opportunity to elect to receive all or a portion of their retainer and committee fees in the form of an equity award of (a) unrestricted shares having a grant date fair value equal to the amount (or portion thereof) of such retainer and committee fees or (b) stock options to purchase common stock based on the Black-Scholes option-pricing model as of the date of grant. Any such election shall be made (i) for any continuing non-employee director, before the start of the calendar year with respect to any cash compensation for such calendar year and (ii) for any new non- employee director, within 30 days of her or his election to the board of directors. Any such stock options shall be vested upon grant and shall expire ten years from the date of grant.
In addition, under the policy, upon his or her election to the board of directors, each non-employee director will receive an initial, one-time stock option grant to purchase 19,200 shares of our common stock, which will vest in equal monthly installments over three years, subject to continued service as a member of the board of directors, or the Initial Award. In addition, each continuing non-employee member of the board will receive, at the time of the Company’s annual meeting, an annual equity grant of options to purchase 9,600 shares of our common stock (or, for the Non-Executive Chairman of our Board, 19,200 shares of our common stock), which will vest in full upon the earlier of the first anniversary of the date of grant or the date of the next annual meeting of the Company’s stockholders, subject to continued service as a member of the board of directors through such date. Each of the foregoing grants will vest in full upon the death or disability of the applicable director or upon a change in control of the Company. In addition, any stock options awarded to non-employee directors pursuant to the non-employee director compensation policy will be exercisable until the earlier of one year following the termination of the director’s service on the board of directors or the original expiration date of the option.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth the amount of common stock of the Company beneficially owned, directly or indirectly, as of April 13, 2022, by (i) each current director of the Company, (ii) each named executive officer of the Company, (iii) all directors and executive officers of the Company as a group, and (iv) each person who is known to the Company to beneficially own more than five percent (5%) of the outstanding shares of common stock of the Company, as determined through SEC filings, and the percentage of the common stock outstanding represented by each such amount. All shares of common stock shown in the table reflect sole voting and investment power except as otherwise noted.
Beneficial ownership is determined by the rules of the SEC and includes voting or investment power of the securities. As of April 13, 2022, the Company had 50,872,734 shares of common stock outstanding. Shares of common stock subject to options to purchase, which are now exercisable or are exercisable, or restricted stock units vesting within 60 days after April 13, 2022 are to be considered outstanding for purposes of computing the percentage ownership of the persons holding these options or other rights but are not to be considered outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address for each person listed below is c/o HOOKIPA Pharma Inc, 350 Fifth Avenue, 72nd Floor, Suite 7240, New York, New York 10118, +43 1 890 63 60.
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders
Sofinnova Capital VI FCPR(2)	3,142,956	6.18%
Deep Track Capital LP(3)	5,035,998	9.90%
Gilead Sciences, Inc.(4)	3,759,465	7.39%
EcoR1 Capital Fund Qualified, L.P.(5)	5,082,186	9.99%
FMR LLC(6)	5,675,670	11.16%
Redmile Group, LLC(7)	5,082,186	9.99%
Directors and Named Executive Officers
Joern Aldag(8)	1,118,524	2.2%
Reinhard Kandera(9)	279,695	*
Igor Matushansky(10)	273,877	*
Jan van de Winkel(11)	158,320	*
Christoph Lengauer(12)	51,076	*
Timothy Reilly	—	—
Julie O’Neill(13)	51,442	*
Michael A. Kelly(14)	44,154	*
David R. Kaufman(15)	42,977	*
All executive officers and directors as a group (12 persons)(16)	2,445,014	4.6%

*
Represents holdings of less than 1%.

(1)
Unless otherwise indicated, the address for each beneficial owner is c/o HOOKIPA Pharma Inc., 350 Fifth Avenue, 72nd Floor, Suite 7240, New York, New York 10118.

(2)
Information herein is based solely upon a Schedule 13D filed with the SEC on April 21, 2021 by Sofinnova Capital VI FCPR (“Sofinnova Capital”), Sofinnova Partners SAS (“Sofinnova SAS”), Denis Lucquin, Antoine Papiernik, Henrijette Richter, Monique Saulnier and Graziano Seghezzi . According to the Schedule 13D, all shares are held by Sofinnova Capital. Sofinnova SAS, a French corporation, is the management company of Sofinnova Capital, and may be deemed to have sole voting and dispositive power with respect to the shares held by Sofinnova Capital. Denis Lucquin, Antoine Papiernik,

Henrijette Richter, Monique Saulnier and Graziano Seghezzi are the managing partners of Sofinnova SAS and may be deemed to have shared voting and dispositive power with respect to the shares held by Sofinnova Capital.The address of Sofinnova Capital is Sofinnova Partners, Immeuble le Centorial, 16-18 Rue du Quatre-Septembre, 75002 Paris, France.
(3)
Information herein is based solely upon a Schedule 13G filed with the SEC on March 2, 2022 by Deep Track Capital, LP (“Deep Track”). According to the Schedule 13G, Deep Track is the beneficial owner of 5,082,186 shares of Common Stock as of April 13, 2022 (the “Shares”). The address for Deep Track is 200 Greenwich Ave, 3rd Floor, Greenwich, CT 06830.

(4)
Information herein is based solely upon a Schedule 13G/A filed with the SEC on February 17, 2022 by Gilead Sciences, Inc. (“Gilead’). According to the Schedule 13G/A, Gilead is the beneficial owner 3,759,465 shares of Common Stock, and has sole voting power with respect to 3,759,465 shares and sole dispositive power with respect to 3,759,465 shares. The address for Gilead is 333 Lakeside Drive, Foster City, California, 94404.

(5)
Information herein is based solely upon a Schedule 13G filed with the SEC on March 2, 2022 by EcoR1 Capital, LLC (“EcoR1”). According to the Schedule 13G, Ecor1 is the beneficial owner of 5,090,856 shares of Common Stock as of March 2, 2022. The address for EcoR1 is 357 Tehama Street #3, San Francisco, CA 94103.

(6)
Information herein is based solely upon a Schedule 13G/A filed with the SEC on April 8, 2022 by FMR LLC (“FMR”). According to the Schedule 13G/A, FMR is the beneficial owner of 5,675,670 shares of Common Stock as of April 8, 2022. The address for FMR is 430 East 29th Street, 14th Floor, New York, NY 10016.

(7)
Information herein is based solely upon a Schedule 13G filed with the SEC on February 14, 2022 by Redmile Group, LLC (“Redmile”). According to the Schedule 13G, Redmile is the beneficial owner of 5,082,186 shares of Common Stock as of April 13, 2022 (the “Shares”). The Shares may also be deemed beneficially owned by Jeremy C. Green as the principal of Redmile Group, LLC. Redmile Group, LLC and Mr. Green each disclaim beneficial ownership of these shares, except to the extent of its or his pecuniary interest in such shares, if any. The address for Redmile is One Letterman Drive Building D, Suite D3-300, The Presidio of San Francisco, San Francisco, California 94129.

(8)
Consists of (i) 51,952 shares of common stock, and (ii) options to purchase 1,066,572 shares of common stock that are exercisable within 60 days of April 13,2022.

(9)
Consists of (i) 16,092 shares of common stock, and (ii) options to purchase 263,603 shares of common stock that are exercisable within 60 days of April 13, 2022.

(10)
Consists of (i) 100,240 shares of common stock, and (ii) options to purchase 173,637 shares of common stock that are exercisable within 60 days of April 13, 2022.

(11)
Consists of (i) 9,153 shares of common stock, and (ii) options to purchase 149,167 shares of common stock that are exercisable within 60 days of April 13, 2022.

(12)
Consists of (i) 4,603 shares of common stock, and (ii) options to purchase 46,473 shares of common stock that are exercisable within 60 days of April 13, 2022.

(13)
Consists of (i) 4,969 shares of common stock, and (ii) options to purchase 46,473 shares of common stock that are exercisable within 60 days of April 13, 2022.

(14)
Consists of (i) 5,754 shares of common stock, and (ii) options to purchase 38,400 shares of common stock that are exercisable within 60 days of April 13, 2022.

(15)
Consists of (i) 4,577 shares of common stock, and (ii) options to purchase 38,400 shares of common stock that are exercisable within 60 days of April 13, 2022.

(16)
Consists of (i) 197,340 shares of common stock, and (ii) options to purchase 2,247,674 shares of common stock that are exercisable within 60 days of April 13, 2022.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Related Person Transactions
Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Director Compensation” in this Proxy Statement and the transactions described below, since January 1, 2021 there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.
We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that we would pay or receive, as applicable, in arm’s-length transactions.
Employment Agreements
We have employment agreements or offer letters with our executive officers. For more information regarding our agreements with our named executive officers for the fiscal year ended December 31, 2021, see the section titled “Executive Compensation — Narrative Disclosure to Summary Compensation Table — Employment Arrangements With Our Named Executive Officers.”
Indemnification Agreements
At the time of our initial public offering, we entered into agreements to indemnify our directors and certain executive officers. These agreements will, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our company or that person’s status as a member of our Board of Directors to the maximum extent allowed under Delaware law.
Policies for Approval of Related Party Transactions
Our Board of Directors reviews and approves transactions with directors, officers and holders of five percent or more of our voting securities and their affiliates, each a related party. In connection with our initial public offering, we adopted a formal written policy that our executive officers, directors, holders of more than five percent of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a related party transaction with us without the prior consent of our audit committee, or other independent members of our Board of Directors in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, holders of more than 5% of any class of our voting securities, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee will consider the relevant facts and circumstances available and deemed relevant to our audit committee, including, but not limited to, whether the transaction will be on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction. All of the transactions described in this section were entered into prior to the adoption of this policy.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and persons who own more than 10% of the Company common stock to file with the SEC reports of ownership and changes in ownership of Company common stock. Such persons are required by regulations of the SEC to furnish the Company with copies of all such filings. Based on our review of the reports we have received, the Company believes that all Section 16(a) filing requirements were complied with during the fiscal year ended December 31, 2021, except as follows.
•
Igor Matushansky inadvertently failed to file a Form 4 to report stock option grants made on December 21, 2021, but such stock option grants were subsequently reported on a Form 4 filed on January 12, 2022.

•
Jan van de Winkel, Jean-Charles Soria, Julie O’Neill, Christoph Lengauer, Michael A. Kelly and David R. Kaufman each inadvertently failed to file a Form 4 to report stock option grants made on June 1, 2021, but such stock option grants were subsequently reported on Form 4s filed on June 4, 2021.

•
Christine Baker inadvertently failed to file a Form 3 to report stock option grants made on March 11, 2021, but such stock option grants were subsequently reported on a Form 3 filed on March 22, 2021.

AUDIT COMMITTEE REPORT
Report of the Audit Committee of the Board of Directors
This report is submitted by the Audit Committee of the Board of Directors (the “Board”) of Hookipa Pharma Inc. (the “Company”). The Audit Committee currently consists of the three directors whose names appear below. None of the members of the Audit Committee is an officer or employee of the Company, and the Board has determined that each of Michael Kelly, Julie O’Neill and David Kaufman of the Audit Committee is “independent” for audit committee purposes as that term is defined under Rule 10A-3 of the Exchange Act, and the applicable rules of the Nasdaq Stock Market LLC (“Nasdaq”). Each of Michael Kelly, Julie O’Neill and David Kaufman of the Audit Committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. The Board has designated Michael Kelly as an “audit committee financial expert,” as defined under the applicable rules of the SEC. The Audit Committee operates under a written charter adopted by the Board.
The Audit Committee’s general role is to assist the Board in monitoring our financial reporting process and related matters. Its specific responsibilities are set forth in its charter.
The Audit Committee has reviewed the Company’s financial statements for the fiscal year ended December 31, 2021 and met with management, as well as with representatives of PwC Wirtschaftsprüfung GmbH, the Company’s independent registered public accounting firm, to discuss the consolidated financial statements. The Audit Committee also discussed with members of PwC Wirtschaftsprüfung GmbH the matters required to be discussed by the Auditing Standard No. 1301, “Communication with Audit Committees,” as adopted by the Public Company Accounting Oversight Board.
In addition, the Audit Committee received the written disclosures and the letter from PwC Wirtschaftsprüfung GmbH required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with members of PwC Wirtschaftsprüfung GmbH its independence.
Based on these discussions, the financial statement review and other matters it deemed relevant, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2021 be included in its Annual Report on Form 10-K for the year ended 2021.
The information contained in this Audit Committee report shall not be deemed to be “soliciting material,” “filed” or incorporated by reference into any past or future filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that the Company specifically incorporates it by reference.
Respectfully submitted by the
Audit Committee,
Michael Kelly
David Kaufman
Julie O’Neill

PROPOSAL 2: RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The firm of PwC Wirtschaftsprüfung GmbH, independent registered public accounting firm, has been selected by the Audit Committee as auditors for the Company for the fiscal year ending December 31, 2022. PwC Wirtschaftsprüfung GmbH has served as the independent registered public accounting firm for the Company since 2017. A representative of PwC Wirtschaftsprüfung GmbH is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires and to respond to appropriate questions.
The Company’s organizational documents do not require that the stockholders ratify the selection of PwC Wirtschaftsprüfung GmbH as the Company’s independent registered public accounting firm. The Company requests such ratification as a matter of good corporate practice. The selection of PwC Wirtschaftsprüfung GmbH as our independent registered public accounting firm will be ratified if the votes cast FOR exceed the votes cast AGAINST the proposal. Brokers, bankers and other nominees have discretionary voting power on this routine matter. Abstentions and broker non-votes will have no effect on the ratification. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain PwC Wirtschaftsprüfung GmbH, but still may retain this firm. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Independent Registered Public Accounting Firm Fees
The following is a summary and description of fees incurred by PwC Wirtschaftsprüfung GmbH for the fiscal years ended December 31, 2021 and 2020.
Fee Category	Year ended December 31, 2021	Year ended December 31, 2020
Audit Fees(1)	508,514	497,387
Audit-Related Fees(2)	0	821,326
Tax Fees	0	0
All Other Fees	0	0
Total	508,514	1,318,713

(1)
“Audit Fees” consist of fees for the audit of our annual consolidated financial statements, the review of the interim consolidated financial statements and other professional services provided in connection with regulatory filings. The Audit Fees incurred by PwC Wirtschaftsprüfung GmbH for the fiscal years ended December 31, 2021 and 2020 have been converted to USD at exchange rates valid at the time of the respective accounting entry, based on the exchange rates published by the Federal Reserve Bank.

(2)
“Audit-Related Fees” for the year ended December 31, 2020 consist of fees for our follow-on financing which closed in December 2020.

Pre-Approval Policies and Procedures
The Company’s Audit Committee has adopted procedures requiring the pre-approval of all non-audit services performed by the Company’s independent registered public accounting firm in order to assure that these services do not impair the auditor’s independence. These procedures generally approve the performance of specific services subject to a cost limit for all such services. This general approval is to be reviewed, and if necessary modified, at least annually. Management must obtain the specific prior approval of the audit committee for each engagement of the independent registered public accounting firm to perform other audit-related or other non-audit services. The Audit Committee does not delegate its responsibility to approve services performed by the independent registered public accounting firm to any member of management.
The standard applied by the Audit Committee in determining whether to grant approval of any type of non-audit service, or of any specific engagement to perform a non-audit service, is whether the services to be performed, the compensation to be paid therefore and other related factors are consistent with the independent registered public accounting firm’s independence under guidelines of the SEC and applicable professional standards. Relevant considerations include whether the work product is likely to be subject to, or implicated in, audit procedures during the audit of our financial statements, whether the independent registered public accounting firm would be functioning in the role of management or in an advocacy role, whether the independent registered public accounting firm’s performance of the service would enhance our ability to manage or control risk or improve audit quality, whether such performance would increase efficiency because of the independent registered public accounting firm’s familiarity with our business, personnel, culture, systems, risk profile and other factors, and whether the amount of fees involved, or the non-audit services portion of the total fees payable to the independent registered public accounting firm in the period would tend to reduce the independent registered public accounting firm’s ability to exercise independent judgment in performing the audit.
All of the services rendered by PwC Wirtschaftsprüfung GmbH with respect to the 2021 and 2020 fiscal years were pre-approved by the audit committee in accordance with this policy.
Vote Required and Board of Directors Recommendation
For Proposal 2, a majority of the votes properly cast is required to ratify the appointment of PwC Wirtschaftsprüfung GmbH as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR
THE RATIFICATION OF THE SELECTION OF PWC WIRTSCHAFTSPRÜFUNG GMBH AS
THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(PROPOSAL 2 ON YOUR PROXY CARD)

PROPOSAL 3: AUTHORIZATION OF THE BOARD OF DIRECTORS TO AMEND OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED SHARES OF COMMON STOCK TO 200,000,000 SHARES
On April 15, 2022, our Board of Directors unanimously approved, subject to stockholder approval, an amendment to our Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of shares of common stock authorized under the Charter for issuance by 100,000,000 shares of common stock, bringing the total number of shares of common stock authorized to 200,000,000 shares. The text of the proposed amendment (the “Charter Amendment”) to the Amended and Restated Certificate of Incorporation is attached hereto as Annex A. This proposal to increase the number of shares of common stock authorized for issuance, if approved, will become effective and the Company’s number of shares of authorized common stock will be increased to 200,000,000 shares upon the filing of the certificate of amendment with the Secretary of State of Delaware. The following discussion is qualified in its entirety by the full text of the Charter Amendment, which is incorporated herein by reference.
Reasons for the Increase
Our Board of Directors believes that it is desirable to have additional authorized shares of common stock available for possible future financings, equity compensation, acquisitions and other general corporate purposes. Our Board of Directors believes that having such additional authorized shares of common stock available for issuance under the Charter will give the Company increased flexibility and would allow such shares to be issued without the expense and delay of a special stockholders’ meeting unless such approval is expressly required by applicable law. There are certain advantages and disadvantages of an increase in authorized common stock.
The advantages include:
•
The ability to raise capital by issuing capital stock under the type of transactions described above, or other financing transactions.

•
To have shares of common stock available to pursue certain business combinations or other expansion opportunities, if any.

The disadvantages include:
•
The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with our Board of Directors’ desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

•
Our stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of existing stockholders of the Company.

Although an increase in the authorized shares of common stock could, under certain circumstances, have an anti-takeover effect, this proposal to adopt the amendment is not in response to any effort of which the Company is aware to accumulate common stock or obtain control of the Company. Nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders.
If the Company’s stockholders do not approve the increase in authorized shares of common stock, then the Company will not be able to increase the total number of authorized shares of common stock from 100,000,000 to 200,000,000, and therefore, the Company would be limited in its ability to use authorized shares of common stock for financings, acquisitions, issuing equity awards, or other general corporate purposes.

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposed amendment, except to the extent of their ownership in shares of our common stock and securities convertible or exercisable for common stock.
Concurrent Approval of Reverse Stock Split
Concurrently with the approval of the increase in authorized shares of common stock, the Company’s stockholders are also being asked to approve a reverse stock split at a ratio of any whole number between 1- for-2 and 1-for-10, as determined by our Board of Directors, and an amendment to the Company’s Amended and Restated Certificate of Incorporation to implement the reverse stock split at any time prior to June 30, 2023, if and as determined by the Board of Directors (see Reverse Split Proposal (Proposal Four below)). Approval of this proposal will grant the Board of Directors the authority (but not the obligation), without further action by the stockholders, to carry out such action any time prior to June 30, 2023, one year from the date of the Annual Meeting.
If the Reverse Split Proposal is approved by the Company’s stockholders and a reverse stock split is effectuated, a reverse stock split would reduce, on a proportionate basis for each stockholder, the aggregate number of shares of common stock outstanding without reducing the total number of shares of common stock authorized for issuance, whether or not such number remains at 100,000,000 or is increased to 200,000,000 by this proposal.
The current proposal to increase the number of authorized shares of common stock to 200,000,000 has no bearing on our Board of Directors’ ability to effect a reverse stock split, if concurrently authorized by stockholders pursuant to the Reverse Split Proposal (Proposal Four) below. Our Board of Directors’ determination as to whether to effect a reverse stock split and, if so, at what ratio, would be based on the same factors reported in the Reverse Split Proposal below. Notwithstanding approval of the proposed amendment by our stockholders, our Board of Directors may, at its sole option, abandon the proposed amendment and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect any reverse stock split, as permitted under Section 242(c) of the General Corporation Law of the State of Delaware.
Vote Required and Board of Directors Recommendation
Pursuant to the Delaware General Corporation Law, this proposal must be approved by the affirmative vote of a majority of the outstanding shares of common stock of the Company entitled to vote on the proposal.
If your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee may vote your shares on Proposal 3. “Broker non-votes”, if any, will be counted AGAINST the proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR
THE AMENDMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO INCREASE THE COMPANY’S AUTHORIZED SHARES OF COMMON STOCK TO 200,000,000
SHARES
(PROPOSAL 3 ON YOUR PROXY CARD)

PROPOSAL 4: AUTHORIZATION OF THE BOARD OF DIRECTORS TO AMEND OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK IN THE RANGE OF 1-FOR-2 TO 1-FOR-10
On April 15, 2022, the Board of Directors unanimously adopted resolutions approving, declaring advisable and recommending to the stockholders for their approval a proposal to authorize the Board of Directors, in its discretion, to amend our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding common stock at a ratio in the range of one-for-two or not more than one-for-ten, such ratio to be determined by the Board of Directors. The form of proposed amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split will be substantially as set forth on Annex B (subject to any changes required by applicable law). Pursuant to the law of Delaware, our state of incorporation, the Board of Directors must adopt any amendment to our Amended and Restated Certificate of Incorporation and submit the amendment to our stockholders for their approval. Approval of this proposal will grant the Board of Directors the authority (but not the obligation), without further action by the stockholders, to carry out such action any time prior to June 30, 2023, one year from the date of the Annual Meeting.
Purpose of the Reverse Stock Split
The Board of Directors is submitting the proposed authorization for a reverse stock split to our stockholders for approval in order to obtain the possibility to reduce the number of issued and outstanding shares and to increase the per share trading value of our common stock. The Board of Directors believes that having the possibility to effect the proposed reverse stock split is desirable and should be approved by our stockholders for a number of reasons, including, without limitation, the following:
•
The possibility to effect a reverse stock split would help us to maintain our listing on the Nasdaq Global Select Market if our share price would drop below a certain level. By potentially increasing the per share trading value of our common stock, the reverse stock split would reduce the risk that our common stock could be delisted from the Nasdaq Global Select Market. To maintain our listing on the Nasdaq Global Select Market, we must comply with Nasdaq Listing Rules, which requirements include a minimum bid price of $1.00 per share.

•
If we are successful in maintaining a higher stock price, it may improve the perception of our common stock as an investment security and may generate greater interest among a broader range of institutional and other professional investors and institutions in us, as we have been advised that the current market price of our common stock may affect its acceptability to certain members of the investing public. Many institutional investors have policies prohibiting them from holding lower- priced stocks in their portfolios, which reduces the number of potential purchasers of our common stock. Investment funds may also be reluctant to invest in lower-priced stocks. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Giving the Board of Directors the ability to effect a reverse stock split, and thereby increase the price of our common stock, would give the Board of Directors the ability to address these issues if it is deemed necessary.

•
The Board of Directors believes that the increased market price of the common stock which may potentially be the result of implementing the reverse stock split could improve the marketability of our common stock, which could allow us to raise additional capital and in turn permit us to satisfy the minimum stockholders’ equity requirement imposed by the Nasdaq Listing Rules.

•
The reverse stock split could decrease price volatility for our common stock, as small price movements currently may cause relatively large percentage changes in our stock price.

•
The reverse stock split may help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with lower stock prices. Because of the trading volatility often associated with lower-priced stocks, many brokerage houses and institutional investors have adopted internal policies and practices that either prohibit or discourage them from investing in such stocks or recommending them to their customers.

•
A higher market price per share for our common stock may help us attract and retain employees because some potential employees are less likely to work for a company with a low stock price, regardless of our market capitalization.

•
The availability of additional shares of common stock would provide us with the flexibility to consider and respond to future business opportunities and needs as they arise, including equity offerings and other issuances, mergers, business combinations or other strategic transactions, asset acquisitions, stock dividends, stock splits and other corporate purposes.

Accordingly, for these reasons, we believe that the possibility to effect the reverse stock split is in our and our stockholders’ best interests.
Reducing the number of outstanding shares of our common stock through the reverse stock split is intended, absent other factors, to increase the per share market price of our common stock. A number of the anticipated benefits of the proposed reverse stock split discussed above are contingent upon the split resulting in an increase in the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the reverse stock split, if completed, would result in the intended benefits described above, that the market price of our common stock will increase following the reverse stock split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after a reverse stock split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split. Accordingly, the total market capitalization of our common stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split.
Certain Risks Associated with the Reverse Stock Split
The reverse stock split may not increase the price of the common stock.
Although the Board of Directors expects that a reverse stock split will result in an increase in the price of our common stock, the effect of a reverse stock split cannot be predicted with certainty. Other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the stock price. As a result, there can be no assurance that the reverse stock split, if completed, will result in any of the intended benefits described above, that the stock price will increase as a result of or following the reverse stock split (or will increase in the same proportion as the final reverse stock split ratio) or that the stock price will not decrease in the future.
Moreover, a decline in the market price of the common stock after the reverse stock split may result in a greater percentage decline than would occur in the absence of the reverse stock split. The market price of the common stock is based on our performance and other factors, which are unrelated to the number of shares of common stock outstanding.
If the reverse stock split is implemented, the resulting per-share price may not attract institutional investors, investment funds or brokers and may not satisfy the investing guidelines of these investors or brokers, and consequently, the trading liquidity of our common stock may not improve.
While we believe that a higher share price may help generate investor and broker interest in the common stock, the reverse stock split may not result in a share price that will attract institutional investors or investment funds or satisfy the investing guidelines of institutional investors, investment funds or brokers. For example, some investors, analysts and other stock market participants have a negative perception of reverse stock splits due to: (1) the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined in share price and corresponding market capitalization, (2) the potential that the reduction in shares outstanding could have adversely impact the liquidity of our common stock; and (3) the costs associated with implementing a reverse stock split.
The reverse stock split may leave certain stockholders with “odd lots.”
The reverse stock split may result in some stockholders owning “odd lots” of fewer than 100 shares of the common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.
Board Discretion to Implement the Reverse Stock Split
The Board of Directors believes that stockholder approval of a range of reverse stock split ratios (rather than a single exchange ratio) is in the best interests of our stockholders because it provides the Board of Directors with the flexibility to achieve the desired results of the reverse stock split and because it is not possible to predict market conditions at the time the reverse stock split would be implemented. If stockholders approve this proposal, the Board of Directors would have the authority, but not the obligation, in its sole discretion and without any further action on the part of the stockholders, to carry out a reverse stock split only upon the Board of Directors’ determination that a reverse stock split would be in the best interests of our stockholders at that time. The reverse stock split, if implemented, would be effected at a time that the Board of Directors determines to be most advantageous to us and to our stockholders. The Board of Directors would then set the ratio for the reverse stock split within the range approved by stockholders and in an amount it determines is advisable and in the best interests of the stockholders considering relevant market conditions at the time the reverse stock split is to be implemented. In determining the ratio, following receipt of stockholder approval, the Board of Directors may consider, among other things:
•
the historical prices and trading volume of our common stock;

•
the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the reverse stock split on the trading market for our common stock;

•
the outlook for the trading price of our common stock;

•
threshold prices of brokerage houses or institutional investors that could impact their ability to invest or recommend investments in our common stock;

•
our stockholders’ equity at such time; and

•
prevailing general market and economic conditions.

Although approval of this proposal would provide the Board of Directors with the authority to carry out a reverse stock split, the Board of Directors is not obligated to do so. Notwithstanding approval of the proposed amendment by our stockholders, our Board of Directors may, at its sole option, abandon the proposed amendment and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect any reverse stock split, as permitted under Section 242(c) of the General Corporation Law of the State of Delaware. If the Board of Directors fails to implement the reverse stock split on or prior to the first anniversary date of the Annual Meeting, stockholder approval again would be required prior to implementing any reverse stock split.
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposed amendment, except to the extent of their ownership in shares of our common stock and securities convertible or exercisable for common stock.
Procedures for Effecting the Reverse Stock Split and Filing Amended and Restated Certificate of Incorporation to Effect the Reverse Stock Split
If our stockholders approve the reverse stock split, the Board of Directors will have discretion as to whether or not to effect the reverse stock split at any time prior to June 30, 2023, the first anniversary date of the Annual Meeting. If implemented by the Board of Directors, the reverse stock split would become effective upon the filing of the amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The actual timing of any such filing will be made by the Board of Directors at such time as the Board of Directors believes to be most advantageous to us and our stockholders.
Principal Effects of the Reverse Stock Split
Effect on Existing Common Stock
Although the reverse stock split will not have any dilutive effect on our stockholders (other than de minimis adjustments that may result from the treatment of fractional shares), if the Reverse Split Proposal is approved by the Company’s stockholders and a reverse stock split is effectuated, a reverse stock split would reduce, on a proportionate basis for each stockholder, the aggregate number of shares of common stock outstanding without reducing the total number of shares of common stock authorized for issuance. As a result, additional authorized shares of common stock will be available for issuance at such times and for such purposes as the Board of Directors may deem advisable without further action by our stockholders, except as required by applicable laws and regulations. Any such future issuance of common stock could, depending on the circumstances, be used to deter a potential takeover or have a further dilutive effect on the earnings per share, voting power and other interests of existing stockholders.
As described below under “Mechanics of the Reverse Stock Split-Fractional Shares,” cash will be paid in lieu of the issuance of fractional shares. Subject to the treatment of fractional shares, (1) the change in the number of shares of common stock outstanding that will result from the reverse stock split will not affect any stockholder’s percentage ownership in the Company, and (2) the relative voting and other rights that accompany the shares of common stock will not be affected by the reverse stock split.
At the present time, we do not have any plans, proposals or arrangements, written or otherwise, to issue any of the authorized but unissued shares of common stock that would become available as a result of the effectiveness of the amendment to our Amended and Restated Certificate of Incorporation to effect the reverse stock split of our outstanding shares of common stock. However, it is highly likely that we will issue additional shares in the future. Please see “Potential Anti-Takeover Effects” below for more information.
After the reverse stock split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Assuming we are otherwise able to maintain our listing on the Nasdaq Global Select Market, our common stock will continue to be listed on the Nasdaq Global Select Market under the symbol “HOOK,” although the exchange will add the letter “D” to the end of the trading symbol for a period of 20 trading days after the effective time to indicate that a reverse stock split has occurred. Following the reverse stock split, our common stock will have a new CUSIP number.
Upon the filing of the certificate of amendment, and without any further action on the part of the Company or our shareholders, the issued shares of common stock held by shareholders of record as of the effective date of the reverse stock split would be converted into a lesser number of shares of common stock calculated in accordance with the reverse stock split ratio.
Beginning on the effective date of the split, each certificate representing pre-split shares would be deemed for all corporate purposes to evidence ownership of post-split shares. As soon as practicable after the effective date of the reverse stock split, shareholders would be notified that the reverse stock split had been effected.
Effect on Existing Preferred Stock
The total authorized shares of Preferred Stock is 10,000,000. As of April 13, 2022, 1,697 shares of Series A Convertible Preferred Stock were outstanding and 15,800 shares of Series A-1 Convertible Preferred Stock were outstanding. Each share of Series A Convertible Preferred Stock and Series A-1 Convertible Preferred Stock is currently convertible into 1,000 shares of common stock and we have reserved 17,497,000 shares of common stock for issuance upon the conversion of our outstanding shares of Series A Convertible Preferred Stock and Series A-1 Convertible Preferred Stock. Pursuant to the terms of the Certificate of Designations of Series A Convertible Preferred Stock and Certificate of Designations of Series A-1 Convertible Preferred Stock, if we combine our outstanding shares of common stock into a smaller number of shares, as contemplated by the reverse stock split, the conversion rate of the Series A Convertible Preferred Stock and Series A-1 Convertible Preferred Stock will be proportionately adjusted. Accordingly, upon effectiveness of the reverse stock split, the number of shares of common stock issuable upon conversion of the Series A Convertible Preferred Stock and Series A-1 Convertible Preferred Stock will be decreased in accordance with applicable split ratio and we will proportionately decrease the number of shares of common stock reserved for issuance upon conversion of the Series A Convertible Preferred Stock and Series A-1 Convertible Preferred Stock. However, the total number of authorized shares of Preferred Stock, Series A Convertible Preferred Stock and Series A-1 Convertible Preferred Stock and the actual number of outstanding shares of Series A Convertible Preferred Stock and Series A-1 Convertible Preferred Stock will remain unchanged upon the effectiveness of the reverse stock split. Other than as described in this paragraph, all of the rights, preferences and other privileges of our Preferred Stock will remain unchanged following the reverse stock split.
Effect on Equity Compensation Plans
The proposed reverse stock split will reduce the number of shares of common stock available for issuance under the 2019 Plan in proportion to the applicable split ratio if the reverse stock split is effected.
Under the terms of the 2019 Plan, the committee of the Board of Directors (the “Committee”) shall make an appropriate and proportionate adjustment in (i) the maximum number of Shares reserved for issuance under the 2019 Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options (as defined in the 2019 Plan), (ii) the number and kind of Shares or other securities subject to any then outstanding Awards (as defined in the 2019 Plan) under the 2019 Plan, (iii) the repurchase price, if any, per Share subject to each Restricted Stock Award (as defined in the 2019 Plan), and (iv) the exercise price for each Share subject to any then outstanding Stock Options and Stock Appreciation Rights (as defined in the 2019 Plan) under the 2019 Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Committee shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Committee shall be final, binding and conclusive. No fractional Shares of Stock shall be issued under the 2019 Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.
The following tables contain approximate information relating to our common stock, our class A common stock, our Preferred Stock, our options, our stock appreciation rights and our convertible notes under each of the possible split ratios (without giving effect to the treatment of fractional shares discussed below in “Mechanics of the Reverse Stock Split-Fractional Shares” and without giving effect to Proposal 3 and Proposal 5), based on share information as of April 13, 2022.
	Date: April 13, 2022	One-for-two Split (1:2)	One-for-three Split (1:3)	One-for-four Split (1:4)	One-for-five Split (1:5)
Number of authorized shares of Common Stock	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
Number of outstanding shares of Common Stock	50,872,734	25,436,367	16,957,578	12,718,183	10,174,546
Number of authorized shares of Class A Common Stock	3,900,000	3,900,000	3,900,000	3,900,000	3,900,000
Number of outstanding shares of Class A Common Stock	3,819,732	3,819,732	3,819,732	3,819,732	3,819,732
Number of Common Stock reserved for conversion of shares of Class A Common Stock	3,819,732	1,909,866	1,273,244	954,933	763,946
Number of authorized shares of Preferred Stock	10,000,000	10,000,000	10,000,000	10,000,000	10,000,000
Number of designated shares of Series A Convertible Preferred Stock	2,978	2,978	2,978	2,978	2,978
Number of outstanding shares of Series A Convertible Preferred Stock	1,752	1,752	1,752	1,752	1,752
Number of shares of common stock reserved for issuance upon conversion of outstanding Series A Convertible Preferred Stock	1,752,000	876,000	584,000	438,000	350,400

	Date: April 13, 2022	One-for-two Split (1:2)	One-for-three Split (1:3)	One-for-four Split (1:4)	One-for-five Split (1:5)
Number of designated shares of Series A-1 Convertible Preferred Stock	15,800	15,800	15,800	15,800	15,800
Number of outstanding shares of Series A-1 Convertible Preferred Stock	15,800	15,800	15,800	15,800	15,800
Number of shares of common stock reserved for issuance upon conversion of outstanding Series A-1 Convertible Preferred Stock	15,800,000	7,900,000	5,266,666	3,950,000	3,160,000
Number of shares of common stock reserved for issuance upon exercise of outstanding stock options, stock appreciation rights and convertible notes	4,298,946	2,149,473	1,432,982	1,074,736	859,789
Number of shares of common stock reserved for issuance in connection with future awards under our equity compensation plans	1,327,634	663,817	442,544	331,908	265,526
Number of authorized and unreserved shares of preferred stock not outstanding	9,981,213	9,981,213	9,981,213	9,981,213	9,981,213
Number of authorized and unreserved shares of common stock not outstanding	22,128,954	11,064,477	7,376,318	5,532,238	4,425,790
	Date: April 13, 2022	One-for-six Split (1:6)	One-for-seven Split (1:7)	One-for-eight Split (1:8)	One-for-nine Split (1:9)	One-for-ten Split (1:10)
Number of authorized shares of Common Stock	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
Number of outstanding shares of Common Stock	50,872,734	8,478,789	7,267,533	6,359,091	5,652,526	5,087,273
Number of authorized shares of Class A Common Stock	3,900,000	3,900,000	3,900,000	3,900,000	3,900,000	3,900,000
Number of outstanding shares of Class A Common Stock	3,819,732	3,819,732	3,819,732	3,819,732	3,819,732	3,819,732
Number of Common Stock reserved for conversion of shares of Class A Common Stock	3,819,732	636,622	545,676	477,466	424,415	381,973
Number of authorized shares of Preferred Stock	10,000,000	10,000,000	10,000,000	10,000,000	10,000,000	10,000,000
Number of designated shares of Series A Convertible Preferred Stock	2,978	2,978	2,978	2,978	2,978	2,978
Number of outstanding shares of Series A Convertible Preferred Stock	1,752	1,752	1,752	1,752	1,752	1,752

	Date: April 13, 2022	One-for-six Split (1:6)	One-for-seven Split (1:7)	One-for-eight Split (1:8)	One-for-nine Split (1:9)	One-for-ten Split (1:10)
Number of shares of common stock reserved for issuance upon conversion of outstanding Series A Convertible Preferred Stock	1,752,000	292,000	250,285	219,000	194,666	175,200
Number of designated shares of Series A-1 Convertible Preferred Stock	15,800	15,800	15,800	15,800	15,800	15,800
Number of outstanding shares of Series A-1 Convertible Preferred Stock	15,800	15,800	15,800	15,800	15,800	15,800
Number of shares of common stock reserved for issuance upon conversion of outstanding Series A-1 Convertible Preferred Stock	15,800,000	2,633,333	2,257,142	1,975,000	1,755,555	1,580,000
Number of shares of common stock reserved for issuance upon exercise of outstanding stock options, stock appreciation rights and convertible notes	4,298,946	716,491	614,135	537,368	477,660	429,894
Number of shares of common stock reserved for issuance in connection with future awards under our equity compensation plans	1,327,634	221,272	189,662	165,954	147,514	132,763
Number of authorized and unreserved shares of preferred stock not outstanding	9,981,213	9,981,213	9,981,213	9,981,213	9,981,213	9,981,213
Number of authorized and unreserved shares of common stock not outstanding	22,128,954	3,688,159	3,161,279	2,766,119	2,458,772	2,212,895
Potential Anti-Takeover Effects
Since the reverse stock split will result in increased available shares of common stock, it may be construed as having an anti-takeover effect. Although neither the Board of Directors nor management views this proposal as an anti-takeover measure, and the Board of Directors has no current plans to utilize the additional authorized shares to entrench present management, we could use the increased available shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders. For example, we could privately place shares with purchasers who might side with the Board of Directors in opposing a hostile takeover bid or issue shares to a holder which would, thereafter, have sufficient voting power to assure that any proposal to amend or repeal our Amended and Restated Bylaws or certain provisions of the Amended and Restated Certificate of Incorporation would not receive the requisite vote.
There are no provisions in our Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws or other material agreements to which we are a party that would, in our management’s judgment, have an anti-takeover effect; however, our Amended and Restated Bylaws contain certain advance notification requirements for nominations of persons for election to the Board of Directors and proposals by stockholders at annual and special meetings of stockholders.

The Board of Directors is not aware of any pending takeover or other transactions that would result in a change in control of the Company, and the proposal was not adopted to thwart any such efforts.
Accounting Matters
If the reverse stock split is implemented, the par value per share of our common stock will remain unchanged at $0.0001 per share after the reverse stock split. As a result of the reverse stock split, at the effective time of the reverse stock split, the stated capital on our balance sheet attributable to the common stock, which consists of the par value per share of the common stock multiplied by the aggregate number of shares of the common stock issued and outstanding, will be reduced in proportion to the reverse stock split ratio. Correspondingly, our additional paid-in capital account, which consists of the difference between our stated capital and the aggregate amount paid to us upon issuance of all currently outstanding shares of common stock, will be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. In addition, the per share net income or loss of our common stock, for all periods, will be restated because there will be fewer outstanding shares of common stock.
No Going Private Transaction
Notwithstanding the decrease in the number of outstanding shares following the reverse stock split, this transaction is not intended to be the first step in a “going private transaction,” within the meaning of Rule 13e-3 of the Exchange Act, and will not produce, either directly or indirectly, any of the effects described in paragraph (a)(3)(ii) of Rule 13e-3 of the Exchange Act.
Effective Date
If the reverse stock split is implemented, we will file a Certificate of Amendment of our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The reverse stock split will become effective upon the filing of the Certificate of Amendment. No further action on the part of stockholders would be required to either effect or abandon the reverse stock split. If the Board of Directors does not implement the reverse stock split on or prior to June 30, 2023, the one-year anniversary of the date of the Annual Meeting, the authority granted in this proposal to implement the reverse stock split will terminate. The Board of Directors reserves its right to elect not to proceed with the reverse stock split, and to abandon the reverse stock split in its entirety, if it determines, in its sole discretion, that this proposal is no longer in the best interests of our stockholders.
Mechanics of the Reverse Stock Split
Exchange of Stock Certificates
If the reverse stock split is implemented, each certificate representing pre-reverse split shares will, until surrendered and exchanged as described below, for all corporate purposes, be deemed to represent, respectively, only the number of post-reverse stock split shares.
Shortly after the reverse stock split becomes effective, stockholders will be notified and offered the opportunity at their own expense to surrender their current certificates to our transfer agent in accordance with the procedures to be set forth in a letter of transmittal to be sent by us or our transfer agent in exchange for the issuance of new certificates reflecting the reverse stock split. In connection with the reverse stock split, the CUSIP number for the common stock will change from its current CUSIP number. This new CUSIP number will appear on any new stock certificates issued representing post-reverse stock split shares.
STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.
Effect on Registered “Book-entry” Holders of Common Stock
Holders of common stock may hold some or all of their common stock electronically in book-entry form (“street name”). These stockholders do not have stock certificates evidencing their ownership. They are, however, provided with a statement reflecting the number of shares of common stock registered in their accounts. If the reverse stock split is implemented and you hold registered common stock in book-entry form, you do not need to take any action to receive your post-reverse stock split shares or cash payment in lieu of any fractional share interest, if applicable. If you are entitled to post-reverse stock split shares, a transaction statement will automatically be sent to your address of record indicating the number of shares you hold. If you are entitled to a payment in lieu of any fractional share interest, a check will be mailed to you at your registered address as soon as practicable after our transfer agent completes the aggregation and sale described below in “Fractional Shares.”
Effect on Registered Certificated Common Stockholders
Some of our stockholders hold their shares of common stock in certificate form or a combination of certificate and book-entry form. If the reverse stock split is implemented and any of your shares are held in certificate form, you will receive a transmittal letter from us or our transfer agent as soon as practicable after the effective date of the reverse stock split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-reverse common stock split shares to the transfer agent. Upon receipt of your pre-reverse stock split certificate(s), you will be issued the appropriate number of shares electronically in book-entry form, and if you are entitled to a payment in lieu of any fractional share interest, payment will be made as described below under “Fractional Shares.” No new shares in book-entry form will be issued and no payment in lieu of any fractional share interest will be made to you until you surrender your outstanding pre-reverse stock split certificate(s), together with the properly completed and executed letter of transmittal, to our transfer agent. At any time after receipt of your book-entry statement, you may request a stock certificate representing your ownership interest.
Fractional Shares
If the reverse stock split is implemented, no fractional shares will be issued in connection with the reverse stock split. Instead, stockholders who would otherwise hold fractional shares because the number of shares of common stock they hold before the reverse stock split is not evenly divisible by the split ratio ultimately selected by the Board of Directors will receive cash (without interest) in lieu of such fractional shares in an amount equal to the product obtained by multiplying (i) the closing price of our shares of common stock on the day immediately preceding the effective date of the reverse split, as reported on the Nasdaq Global Select Market (or, if the closing price of our common stock is not then reported on the Nasdaq Global Select Market, then the fair market value of our shares of common stock as determined by the Board of Directors) by (ii) the number of shares of our common stock held by such stockholder that would otherwise have been exchanged for such fractional share interest. Stockholders who own their shares in certificated form will receive such cash payment in lieu of fractional shares following the surrender of their pre-reverse split certificate(s) for post-reverse stock split shares. The ownership of a fractional share interest will not give the holder any voting, dividend or other rights, except to receive the above-described cash payment.
Dissenters’ or Appraisal Rights
Under the General Corporation Law of the State of Delaware, our stockholders are not entitled to any dissenters’ or appraisal rights with respect to the reverse stock split, and we will not independently provide stockholders with any such right.
U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following summary describes certain material U.S. federal income tax consequences of the reverse stock split to holders of our common stock.
Unless otherwise specifically indicated herein, this summary addresses the U.S. federal income tax consequences only to a beneficial owner of our common stock that is: (i) a citizen or individual resident of the United States, (ii) a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the U.S. or of a political subdivision thereof (including the District of Columbia), (iii) an estate whose income is subject to U.S. federal income taxation, regardless of its source, or (iv) any trust if: (a) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (b) it has a valid election in place to be treated as a U.S. person (each, a “U.S. Holder”). This summary does not address any state, local, foreign, or other tax consequences, nor does it address all of the tax consequences that may be relevant to a particular stockholder in light of their circumstances, including tax consequences arising to stockholders subject to special rules, such as persons who acquired shares of our common stock pursuant to employee stock options or otherwise as compensation, certain financial institutions, tax-exempt entities, regulated investment companies, insurance companies, partnerships or other pass-through entities, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to use a mark-to-market method of accounting, individual retirement accounts or tax-deferred accounts, dealers in securities, commodities or currencies, persons holding shares in connection with a hedging transaction, “straddle,” conversion transaction or a synthetic security or other integrated transaction, stockholders whose “functional currency” is not the U.S. dollar, and persons that do not hold our common stock as “capital assets” (generally, property held for investment).
This summary is based on current law, including the Internal Revenue Code of 1986, as amended (the “Code”), administrative pronouncements, judicial decisions, existing and proposed Treasury Regulations, and interpretations of the foregoing, all as in effect as of the date hereof. All of the foregoing authorities are subject to change (possibly with retroactive effect) and any such change may result in U.S. federal income tax consequences to a stockholder that are materially different from those described below. In addition, we have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (the “IRS”) regarding the U.S. federal income tax consequences of the reverse stock split, and there can be no assurance the IRS will not challenge the statements and conclusions set forth in this discussion or that a court would not sustain any such challenge.
Tax Consequences of the Reverse Stock Split Generally
The reverse stock split is intended to constitute a “reorganization” within the meaning of Section 368 of the Code. Accordingly, a U.S. Holder generally will not recognize gain or loss for U.S. federal income tax purposes on the reverse stock split (except with respect to any cash received in lieu of a fractional share as described below). The aggregate tax basis of the post-reverse split shares received will be the same as the aggregate tax basis of the pre-reverse split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional share interests), and the holding period(s) of the post-reverse split shares received will include the U.S. Holder’s holding period(s) for the pre-reverse split shares exchanged. The Company will not recognize any gain or loss as a result of the reverse stock split.
Cash Received Instead of a Fractional Share
A U.S. Holder who receives cash for fractional shares should generally recognize gain or loss, as the case may be, for U.S. federal income tax purposes measured by the difference between the amount of cash received and the portion of the tax basis of the pre-reverse split shares allocated to the fractional share interest. Such gain or loss will be capital gain or loss and will generally be long-term capital gain or loss to the extent such U.S. Holder’s holding period exceeds 12 months. The deductibility of capital losses may be subject to certain limitations.
Backup Withholding
A non-corporate U.S. Holder may be subject to backup withholding at a 28% rate on cash payments received pursuant to the reverse stock split unless such U.S. Holder provides a correct taxpayer identification number to its broker or to the Company and otherwise complies with applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. Rather, any amount withheld under these rules will be creditable against the U.S. Holder’s U.S. federal income tax liability, provided the required information is furnished to the IRS.
PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES TO YOU OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES.

Vote Required and Board of Directors Recommendation
The affirmative vote of a majority of the outstanding shares of common stock of the Company entitled to vote on the proposal is required to approve the authorization of the Board of Directors to, in its discretion, amend our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our Common Stock at a ratio of between one-for-two or not more than one-for-ten, such ratio to be determined by the Board of Directors.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR
THE AMENDMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK IN THE RANGE OF 1-FOR-2
TO 1- FOR-10
(PROPOSAL 4 ON YOUR PROXY CARD)

PROPOSAL 5: APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE HOOKIPA PHARMA INC. 2019 STOCK OPTION AND INCENTIVE PLAN
Stockholders are being asked to approve an amendment and restatement (the “Amendment”) of the HOOKIPA Pharma Inc. 2019 Stock Option and Incentive Plan (the “2019 Plan”). Our Board of Directors approved the Amendment on April 15, 2022, subject to, and to be effective upon, the approval of the Amendment by our stockholders at the 2022 Annual Meeting. The Amendment provides for the increase in both the aggregate number of shares of common stock that may be issued under the 2019 Plan and an increase in the number of shares of common stock that may be issued under the 2019 Plan in respect of incentive stock options, from 4,878,814 shares to 5,878,814 shares. We believe that the current number of shares of common stock remaining available for issuance under the 2019 Plan has become insufficient to meet our future needs for attracting, motivating and retaining employees in a competitive market for talent. A copy of the 2019 Plan as amended and restated is attached as Annex C to this Proxy Statement, and is incorporated by reference herein.
We are requesting that shareholders approve the proposed Amendment of the 2019 Plan. If this proposal is approved by our stockholders at the 2022 Annual Meeting, the Amendment providing for the additional 1,000,000 shares will become effective on the date of the 2022 Annual Meeting. If stockholders do not approve the Amendment of the 2019 Plan, the proposed 1,000,000 additional shares will not become available for issuance under the 2019 Plan. All other existing provisions of the 2019 Plan remain in effect. In such event, the Board of Directors will consider whether to adopt alternative arrangements based on its assessment of our needs. We believe that the proposed share pool increase to the 2019 Plan pursuant to the Amendment is reasonable, appropriate, and in the best interests of our stockholders.
As of April 19, 2022, there were stock options to acquire 5,362,972 shares of common stock outstanding under our equity compensation plans, with a weighted average exercise price of $7.51 and a weighted average remaining term of 7.83 years. In addition, as of April 19, 2022, there were no unvested full value awards with time-based vesting under our equity compensation plans. Other than the foregoing, no awards under our equity compensation plans were outstanding as of April 19, 2022. As of April 19, 2022, there were 262,264 shares of common stock remaining available for new awards under our equity compensation plans.
Summary of the Material Features of the 2019 Plan, as amended and restated by the Proposed Amendment
We designed the 2019 Plan to reflect strong equity plan governance practices. The 2019 Plan has a number of features intended to address stockholder concerns related to equity plans, including:
•
Aggregate Share Limit.   The maximum number of shares of common stock to be issued under the 2019 Plan, as amended by the Amendment, is 5,878,814, plus on January 1 2023 and each January 1 thereafter, the number of shares of Stock reserved and available for issuance under the Plan shall be cumulatively increased by the lesser of (i) four percent (4%) of the number of shares of common stock and Class A Common Stock issued and outstanding on the immediately preceding December 31 or (ii) such lesser number of shares as determined by the Administrator (the “Annual Increase”).

•
Awards subject to forfeiture/clawback.   Awards granted under the 2019 Plan are subject to recoupment in accordance with the Company’s clawback policy, as in effect from time to time.

•
No discounted stock options.   Apart from limited exceptions, all stock options granted under the 2019 Plan must have an exercise price equal to or greater than the fair market value of a share of Common Stock on the date the stock option is granted.

•
Administration by independent committee.   The 2019 Plan is administered by the members of the Company’s compensation committee, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent” within the meaning of the listing standards of The Nasdaq Global Market.

•
Amendments.   To the extent required by Nasdaq listing rules or to ensure that incentive stock options are qualified under Section 422 of the Code, amendments to the 2019 Plan require stockholder approval.

Based solely on the closing price of our common stock as reported by Nasdaq on April 13, 2022 and the maximum number of shares that would have been available for awards as of such date under the 2019

Plan, the maximum aggregate market value of the common stock that could potentially be issued under the 2019 Plan is $9,562,475. The shares of common stock underlying any awards that are forfeited, canceled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of stock or otherwise terminated under the 2019 Plan or our 2018 Plan will be added back to the shares of common stock available for issuance under the 2019 Plan. Shares of common stock repurchased on the open market will not be added back to the shares of common stock available for issuance under the 2019 Plan.
Rationale for Share Increase
The 2019 Plan is critical to our ongoing effort to build stockholder value. Equity incentive awards are an important component of our executive and non-executive employees’ compensation. Our Compensation Committee and the Board of Directors believe that we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success.
We manage our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. The Compensation Committee carefully monitors our annual net burn rate, total dilution and equity expense in order to maximize stockholder value by granting only the number of equity incentive awards that it believes are necessary and appropriate to attract, reward and retain our employees. Our compensation philosophy reflects broad-based eligibility for equity incentive awards for high performing employees. By doing so, we link the interests of those employees with those of our stockholders and motivate our employees to act as owners of the business.
Summary of the 2019 Plan, as amended and restated by the proposed Amendment
The following description of the 2019 Plan, as amended and restated by the proposed Amendment, is a summary only and is qualified in its entirety by reference to the complete text of the 2019 Plan and Amendment. Stockholders are urged to read the actual text of the 2019 Plan and Amendment in its entirety.
Administration.   The 2019 Plan is administered by our Compensation Committee. The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2019 Plan. The Compensation Committee may delegate to a committee consisting of one or more officers of the Company the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act, subject to certain limitations and guidelines.
Eligibility; Plan Limits.   All full-time and part-time officers, employees, non-employee directors and consultants are eligible to participate in the 2019 Plan, subject to the discretion of the administrator. As of April 15, 2022, approximately 148 individuals were eligible to participate in the Plan, which includes 6 executive officers, 136 employees who are not executive officers, 5 non-employee directors and 1 consultant. There are certain limits on the number of awards that may be granted under the 2019 Plan. For example, no more than 4,878,814 shares of common stock may be granted in the form of incentive stock options, cumulatively increased on each January 1 thereafter by the lesser of the Annual Increase for such year or 2,608,042 shares of Stock.
Stock Options.   The 2019 Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the 2019 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and consultants. The option exercise price of each option will be determined by the Compensation Committee. Except in the case of options (i) granted pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) granted to individuals who are not subject to U.S. income tax on the date of grant or (iii) that are compliant with Section 409A of the Code, the exercise price of an option may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose will be determined by reference to the price of the shares of common stock on NASDAQ. However, the administrator is specifically authorized to reduce the exercise price of an option or stock appreciation right or effect the repricing of such awards through cancellation and re-grants.
The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Compensation Committee. In general, unless otherwise permitted by the Compensation Committee, no option granted under the 2019 Plan is transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.
Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee and that are not subject to risk of forfeiture. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, non- qualified options may be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.
To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.
Stock Appreciation Rights.   The Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine. Stock appreciation rights entitle the recipient to shares of common stock or cash equal to the value of the appreciation in the stock price over the exercise price. The exercise price may not be less than the fair market value of the common stock on the date of grant. The term of a stock appreciation right may not exceed ten years.
Restricted Stock.   The Compensation Committee may award shares of common stock to participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified restricted period. During the vesting period, restricted stock awards may be credited with dividend equivalent rights (but dividend equivalents payable with respect to restricted stock awards with vesting tied to the attainment of performance criteria shall not be paid unless and until such performance conditions are attained).
Restricted Stock Units.   The Compensation Committee may award restricted stock units to participants. Restricted stock units are ultimately payable in the form of shares of common stock or cash subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. In the Compensation Committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Compensation Committee and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.
Unrestricted Stock Awards.   The Compensation Committee may also grant shares of common stock that are free from any restrictions under the 2019 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.
Dividend Equivalent Rights.   The Compensation Committee may grant dividend equivalent rights to participants, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights granted as a component of another award (other than a stock option or stock appreciation right) may be paid only if the related award becomes vested. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.
Cash-Based Awards.   The Compensation Committee may grant cash bonuses under the 2019 Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals.
Change of Control Provisions.   In the event of a “sale event,” as defined in the 2019 Plan, awards under the 2019 Plan may be assumed, continued or substituted. In the event that awards are not assumed, continued or substituted, except as otherwise provided by the Compensation Committee in the award agreement, upon the effective time of the sale event, all awards with time-based conditions will become vested and exercisable upon the sale event, and awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a sale event in the Compensation Committee’s discretion or to the extent specified in the relevant award agreement. In addition, the Company may make or provide for payment, in cash or in kind, to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights (provided that, in the case of an option or stock appreciation right with an exercise price equal to or greater than the per share cash consideration, such option or stock appreciation right shall be cancelled for no consideration). The Compensation Committee shall also have the option to make or provide for a payment, in cash or in kind, to grantees holding other awards in an amount equal to the per share cash consideration multiplied by the number of vested shares under such awards. All awards will terminate in connection with a sale event unless they are assumed by the successor entity.
Adjustments for Stock Dividends, Stock Splits, Etc.   The 2019 Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of common stock that are subject to the 2019 Plan, to certain limits in the 2019 Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.
Tax Withholding.   Participants in the 2019 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The Compensation Committee may require that tax withholding obligations satisfied by withholding shares of common stock to be issued pursuant to exercise or vesting. The Compensation Committee may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.
Amendments and Termination.   The Board of Directors may at any time amend or discontinue the 2019 Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of NASDAQ, any amendments that materially change the terms of the 2019 Plan will be subject to approval by our stockholders. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive options.
Effective Date of Plan.   Our 2019 Plan, was adopted by our Board of Directors on March 14, 2019 and approved by our stockholders on March 28, 2019 and became effective on April 16, 2019. No other awards may be granted under the 2019 Plan after March 28, 2029.
New Plan Benefits
Because the grant of awards under the 2019 Plan is within the discretion of the Compensation Committee, the Company cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the Plan.
Awards Granted under the 2019 Plan
The following table sets forth, for each of the individuals and various groups indicated, the total number of shares subject to awards that have been granted under the 2019 Plan as of April 19, 2022 (including the Contingent Grants described below), even if not currently outstanding.

	Options		Stock Awards
Name and Position	Average Exercise Price ($)	Number of Shares (#)	Number of Shares (#)
Joern Aldag, Chief Executive Officer	6.79	1,998,461	51,952
Reinhard Kandera, Chief Financial Officer	5.49	552,921	16,092
Igor Matushansky, Chief Medical Officer	6.74	474,648	17,669
All current executive officers, as a group	6.36(1)	4,108,402	127,151
All current directors who are not executive officers, as a group	9.59(1)	321,981	36,249
Each nominee for election as a director	—	—	—
Each associate of any executive officers, current directors or director nominees	—	—	—
Each other person who received or is to receive 5 percent of awards	—	—	—
All current employees who are not executive officers, as a group	11.85(1)	935,733	21,396

(1)
Represents the weighted-average exercise price for the group.

U.S. Tax Aspects Under the Code
The following is a summary of the principal federal income tax consequences of certain transactions under the Plan. It does not describe all federal tax consequences under the Plan, nor does it describe state or local tax consequences.
Incentive Options.   No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.
If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.
If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.
Non-Qualified Options.   No income is realized by the optionee at the time a non-qualified option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option exercise price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards.   The Company generally will be entitled to a tax deduction in connection with other awards under the Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.
Parachute Payments.   The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).
Limitation on Deductions.   Under Section 162(m) of the Code, the Company’s deduction for awards under the Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1 million a year.
Equity Compensation Plan Information
The following table presents aggregate summary information as of December 31, 2021, regarding the common stock that may be issued upon the exercise of options and rights under all of our existing equity compensation plans:
	Column (A)	Column (B)	Column (C)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Stockholders(1)	4,231,178	9.21	269,859
Equity Compensation Plans Not Approved by Stockholders	0	0	0
Total(2)	4,231,178	9.21	269,859

(1)
Includes the following plans: our 2019 Plan, our 2018 Stock Option and Grant Plan (our “2018 Plan”) and our 2019 Employee Stock Purchase Plan (our “ESPP”).

(2)
As of December 31, 2021, a total of 3,630,686 shares of our common stock have been reserved for issuance pursuant to our 2019 Plan. Our 2019 Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase on January 1, 2020, and each January 1 thereafter, by the lesser of (i) 4.0% of the number of shares of our common stock and Class A common stock issued and outstanding on the immediately preceding December 31, or (ii) such lesser number of shares as determined by our Compensation Committee. In addition, shares underlying any awards under our 2019 Plan or our 2018 Plan that are forfeited, canceled, held back upon exercise to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of shares or otherwise terminated shall be added back to the shares available for issuance under our 2019 Plan. As of December 31, 2021, a total of 516,465 shares of our common stock have been reserved for issuance pursuant to our ESPP. Our ESPP provides that the number of shares reserved and available for issues under the plan will automatically increase on January 1, 2020, and each January 1 thereafter through January 1, 2029, by the least of (i) 785,905 shares of common stock, (ii) 1% of the outstanding number of shares of our common stock and Class A common stock issued and outstanding on the immediately preceding December 31, or (iii) such lesser number of shares as determined by our ESPP administrator. We no longer make any awards pursuant to our 2018 Plan or the Stock Option Plan 2016 of Hookipa Biotech AG.

New Plan Benefits Table
On April 19, 2022, we granted stock options to certain of our executive officers and other employees. Because we did not have sufficient shares available under the 2019 Plan, we made 50% of the grants to certain executive officers contingent upon our shareholders approving the Amendment at the Annual Meeting. The following grants were made to certain of our executive officers and other employees on April 19, 2022 and are subject to shareholder approval of the Amendment at the Annual Meeting (the “Contingent Grants”):
•
A stock option award of 275,250 shares to Joern Aldag

•
A stock option award of 92,950 shares to Reinhard Kandera

•
A stock option award of 92,950 shares to Igor Matushansky

•
A stock option award of 100,000 shares to Christine Baker

•
A stock option award of 48,350 shares to Roman Necina

•
A stock option award of 48,350 shares to Klaus Orlinger

If stockholders do not approve the Amendment, the Contingent Grants will be cancelled.
The following table includes additional information regarding the Contingent Grants currently contemplated to be made under the 2019 Plan if the Amendment is approved:
2019 Stock Option and Incentive Plan
Name and position	Dollar value ($)(1)	Number of units(2)
Joern Aldag, Chief Executive Officer	$456,915	275,250
Reinhard Kandera, Chief Financial Officer	$154,297	92,950
Igor Matushansky, Chief Medical Officer	$154,297	92,950
All current executive officers as a group(3)	$765,509	461,150
All current directors who are not executive officers as a group	$0	0
All employees, including all current officers who are not executive officers, as a group	$1,092,031	657,850

(1)
The dollar value was calculated by multiplying the Number of Shares from the adjacent column by $1.66, which was the closing price per share of the Company’s common stock on the grant date of April 19, 2022.

(2)
This column corresponds to the number of shares subject to the Contingent Grants.

(3)
The amounts in this row are the aggregate of the Annual Contingent Grants, which are also reflected in the rows above for each of our named executive officers.

Vote Required and Board of Directors Recommendation
Unless proxy cards are otherwise marked, the persons named as proxies will vote FOR the approval of the adoption of the amendment and restatement to the Company’s 2019 Plan. Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. This means that the majority of the shares voted “for” this Proposal 5 must exceed the number of shares voted against this Proposal 5. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the vote for this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR
THE PROPOSAL TO APPROVE AN AMENDMENT TO THE HOOKIPA PHARMA INC.
2019 STOCK OPTION AND INCENTIVE PLAN
(PROPOSAL 5 ON YOUR PROXY CARD)

CORPORATE GOVERNANCE
Code of Business Conduct and Ethics
We are committed to the highest standards of integrity and ethics in the way we conduct our business. In 2019, our Board of Directors adopted a Code of Business Conduct and Ethics, which applies to our directors, officers and employees, including our Chief Executive Officer, our principal financial officer, those officers responsible for financial reporting, and our other executive and senior officers. Our Code of Business Conduct and Ethics establishes our policies and expectations with respect to a wide range of business conduct, including the preparation and maintenance of our financial and accounting information, our compliance with laws, and possible conflicts of interest.
Under our Code of Business Conduct and Ethics, each of our directors and employees is required to report suspected or actual violations to the extent permitted by law. In addition, we have adopted separate procedures concerning the receipt and investigations of complaints relating to accounting or audit matters. These procedures have been adopted by the Board of Directors and are administered by our Audit Committee.
A current copy of our Code of Business Conduct and Ethics is posted on the Governance section of our website, which is located at https://hookipapharma.com. If we make any substantive amendments to, or grant any waivers from, the Code of Business Conduct and Ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K.
Insider Trading Policy Prohibitions and Hedging Policy
Our company maintains an Insider Trading Policy that prohibits our officers, directors, employees and designated consultants and contractors who in the course of the performance of their duties have access to material, nonpublic information regarding the Company from engaging in the following transactions:
•
selling any of our securities that they do not own at the time of the sale (a “short sale”);

•
buying or selling puts, calls, other derivatives of the Company or any derivative securities that provide the economic equivalent of ownership of any of our securities or an opportunity, direct or indirect, to profit from any change in the value of the Company’s securities or engage in any other hedging transaction with respect to the Company’s securities, at any time;

•
using our securities as collateral in a margin account; and

•
pledging our securities as collateral for a loan (or modifying an existing pledge).

Board Diversity
The below board diversity matrix reports self-identified diversity statistics for the board.
Board Diversity Matrix (As of May 16, 2022)

Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	7
Part II: Demographic Background
African American or Black		1
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	6
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

STOCKHOLDER PROPOSALS
Stockholder Recommendations for Director Nominations
Our amended and restated bylaws provide that, for nominations of persons for election to our Board of Directors or other proposals to be considered at an annual meeting of our stockholders, a stockholder must give written notice to our corporate secretary at HOOKIPA Pharma Inc., 350 Fifth Avenue, 72nd Floor, New York, New York 10118, not later than the close of business 90 days, nor earlier than the close of business 120 days, prior to the first anniversary of the date of the preceding year’s annual meeting. However, our amended and restated bylaws also provide that in the event the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice must be delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Any nomination must include all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in election contests or is otherwise required under Regulation 14A of the Exchange Act, the person’s written consent to be named in the Proxy Statement and to serve as a director if elected and such information as we might reasonably require to determine the eligibility of the person to serve as a director. As to other business, the notice must include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest of such stockholder (and the beneficial owner) in the proposal. The proposal must be a proper subject for stockholder action. In addition, to make a nomination or proposal, the stockholder must be of record at the time the notice is made and must provide certain information regarding itself (and the beneficial owner), including the name and address, as they appear on our books, of the stockholder proposing such business, the number of shares of our capital stock which are, directly or indirectly, owned beneficially or of record by the stockholder proposing such business or its affiliates or associates (as defined in Rule 12b-2 promulgated under the Exchange Act) and certain additional information.
The advance notice requirements for the Annual Meeting are as follows: a stockholder’s notice shall be timely if delivered to our corporate secretary prior to the meeting at which the action is to be taken. Generally, to be timely, notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the annual meeting for the preceding year. Our bylaws specify the requirements as to form and content of all stockholders’ notices. These requirements may preclude stockholders from bringing matters before the stockholders at an annual or special meeting.
To comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than May 1, 2023.
Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials
In addition to the requirements stated above, any stockholder who wishes to submit a proposal for inclusion in our proxy materials must comply with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2023 Annual Meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied and we must receive such proposals no later than January 16, 2023. Such proposals must be delivered to our Corporate Secretary at HOOKIPA Pharma Inc., 350 Fifth Avenue, 72nd Floor, Suite 7240, New York, New York 10118.
In addition, in the event the Company does not receive a stockholder proposal by January 16, 2023, the proxy to be solicited by the board for the 2023 Annual Meeting will confer discretionary authority on the holders of the proxy to vote the common stock if the proposal is presented at the 2023 Annual Meeting without any discussion of the proposal in the proxy materials for that meeting.

WHERE YOU CAN FIND MORE INFORMATION
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements, or other information that the Company files at the SEC’s public reference room at the following location: 100 F Street, N.E., Washington, D.C. 20549.
Please call the SEC at 1-800-732-0330 for further information on the public reference room. The Company’s SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov. You may also read and copy any document the Company files with the SEC on our website at https//hookipapharma.com.
You should rely on the information contained in this document to vote your shares at the Annual Meeting. The Company has not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated May 16, 2022. You should not assume that the information contained in this document is accurate as of any date other than that date, and the mailing of this document to stockholders at any time after that date does not create an implication to the contrary. This Proxy Statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.

FORM 10-K
We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, file reports, proxy statements and other information with the SEC. Reports, proxy statements and other information filed by us may be inspected without charge and copies obtained upon payment of prescribed fees from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, or by way of the SEC’s website, http://www.sec.gov.
We will provide without charge to each person to whom a copy of the proxy statement is delivered, upon the written or oral request of any such persons, additional copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 as filed with the SEC. Requests for such copies should be addressed to:
HOOKIPA Pharma Inc.
350 Fifth Avenue, 72nd Floor, Suite 7240
New York, New York 10118
+43 1 890 63 60
PROXY SOLICITATION
The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to these proxy materials, our directors, officers and employees may solicit proxies by telephone, e-mail, facsimile and in person, without additional compensation. We have also retained Laurel Hill Advisory Group, LLC to solicit proxies by mail, courier, telephone and facsimile and to request brokers, custodians and fiduciaries to forward proxy soliciting materials to the owners of stock held in their names. For these services, we paid a fee of approximately $10,000, plus expenses. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy materials to beneficial owners.
IMPORTANT NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
Stockholders of the Company common stock who share a single address, may receive only one copy of this Proxy Statement, Notice of Internet Availability and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, unless the Company has received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce the Company’s printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate copy of this Proxy Statement, Notice of Internet Availability or our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, he or she may contact HOOKIPA Pharma Inc., 350 Fifth Avenue, 72nd Floor, Suite 7240, New York, New York 10118, +43 1 890 63 60, Attention: Daniel Courtney, Corporate Secretary, and the Company will deliver those documents to such stockholder promptly upon receiving the request. Any such stockholder may also contact our Secretary using the above contact information if he or she would like to receive separate proxy statements, notice of internet availability and annual reports in the future. If you are receiving multiple copies of our annual reports, notice of internet availability and proxy statements, you may request householding in the future by contacting our Corporate Secretary.
OTHER BUSINESS
The Board of Directors knows of no business to be brought before the 2022 Annual Meeting which is not referred to in the accompanying Notice of Annual Meeting. Should any such matters be presented, the persons named in the proxy shall have the authority to take such action in regard to such matters as in their judgment seems advisable. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the 2022 Annual Meeting unless they receive instructions from you with respect to such matter.

ANNEX A
CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
HOOKIPA PHARMA INC.
(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)
HOOKIPA Pharma Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify as follows.
1.   The name of this corporation is HOOKIPA Pharma Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on February 15, 2017, and an Amended and Restated Certificate of Incorporation was filed by the Corporation with the Secretary of State of Delaware on December 11, 2020 (the “Amended and Restated Certificate of Incorporation”).
2.   This Certificate of Amendment of the Certificate of Incorporation was duly adopted by written consent of the board of directors and the stockholders of the Corporation in accordance with the applicable provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware.
3.   The Fourth Article of the Amended and Restated Certificate of Incorporation, in its entirety, is hereby amended by amending and restating as follows:
“The total number of shares of capital stock which the Corporation shall have authority to issue is one hundred thirteen million nine hundred thousand (213,900,000) shares of which (i) one hundred million (200,000,000) shares shall be a class designated as common stock, par value $0.0001 per share (the “Common Stock”), (ii) three million nine hundred thousand (3,900,000) shares shall be a class designated as Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and (iii) ten million (10,000,000) shares shall be a class designated as undesignated preferred stock, par value $0.0001 per share (the “Undesignated Preferred Stock”).”
[Signature Page Follows]

A-1

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of this Corporation on this         day of     , 2022.
By: Name: Joern Aldag Title: Chief Executive Officer
[Signature Page to Certificate of Amendment]

A-2

ANNEX B
SECOND CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
HOOKIPA PHARMA INC.
(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)
THE UNDERSIGNED, being a duly appointed and authorized officer of HOOKIPA Pharma Inc., a corporation organized and existing under and by virtue of the laws of the State of Delaware (the “Corporation”), does hereby certify, on behalf of the Corporation, as follows for the purpose of amending the Corporation’s Amended and Restated Certificate of Incorporation, as amended:
1.   The name of this corporation is HOOKIPA Pharma Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on February 15, 2017, and an Amended and Restated Certificate of Incorporation was filed by the Corporation with the Secretary of State of Delaware on December 11, 2020 (the “Amended and Restated Certificate of Incorporation”), which was further amended on         202  .
2.   This Certificate of Amendment of the Certificate of Incorporation was duly adopted by written consent of the board of directors and the stockholders of the Corporation in accordance with the applicable provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware.
3.   That the Corporation’s Amended and Restated Certificate of Incorporation, as amended, is hereby further amended as provided herein by inserting into Article IV immediately before the first sentence therein:
“Upon the filing and effectiveness (the “Effective Time”) of this Second Certificate Amendment to the Corporation’s Amended and Restated Certificate of Incorporation, as amended, pursuant to the Delaware General Corporation Law, each   (      ) shares of the Common Stock issued immediately prior to the Effective Time (the “Old Common Stock”) shall be reclassified and combined into one validly issued, fully paid and non-assessable share of the Corporation’s common stock, $0.001 par value per share (the “New Common Stock”), without any action by the holder thereof (the “Reverse Stock Split”) and without increasing or decreasing the authorized number of shares of Common Stock or the Preferred Stock. No fractional shares of New Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a certificate or book entry position which formerly represented shares of Old Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of New Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment equal to the fraction of a share of New Common Stock to which such holder would otherwise be entitled multiplied by the closing price per share of the New Common Stock on The Nasdaq Global Select Market at the close of business on the date of the Effective Time. Each certificate that theretofore represented shares of Old Common Stock shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified and combined; provided, that each person holding of record a stock certificate or certificates that represented shares of Old Common Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of New Common Stock to which such person is entitled under the foregoing reclassification and combination. The Reverse Stock Split shall occur automatically without any further action by the holders of the shares of Common Stock and Preferred Stock affected thereby. All rights, preferences and privileges of the Common Stock and the Preferred Stock shall be appropriately adjusted to reflect the Reverse Stock Split in accordance with this Amended and Restated Certificate of Incorporation.”
[Signature Page Follows]

B-1

IN WITNESS WHEREOF, this Second Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation has been executed this        day of        , 202  .
By:

Name: Joern Aldag
Title: Chief Executive Officer
[Signature Page to Certificate of Amendment]
B-2

ANNEX C
HOOKIPA PHARMA INC.
2019 STOCK OPTION AND INCENTIVE PLAN
SECTION 1.
GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the HOOKIPA Pharma Inc. 2019 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of HOOKIPA Pharma Inc. (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
The following terms shall be defined as set forth below:
“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Administrator”means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.
“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights.
“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.
“Board”means the Board of Directors of the Company.
“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.
“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.
“Consultant”means a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a) (1) of Form S-8 under the Act.
“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.
“Effective Date” means the date on which the Plan becomes effective as set forth in Section 19.
“Exchange Act”means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market, The New York Stock Exchange or another national securities exchange or traded on any established market, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations; provided further, however, that if the date for which Fair Market Value is determined is the Registration Date, the Fair Market Value shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s initial public offering.
“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.
“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.
“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.
“Registration Date” means the date upon which the registration statement on Form S-1 that is filed by the Company with respect to its initial public offering is declared effective by the Securities and Exchange Commission.
“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.
“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Sale Event”shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.
“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.
“Section 409A”means Section 409A of the Code and the regulations and other guidance promulgated thereunder.
“Service Relationship” means any relationship as an employee, director or Consultant of the Company or any Affiliate (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).
“Stock”means the Common Stock, par value $0.0001 per share, of the Company, subject to adjustments pursuant to Section 3.
“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
“Subsidiary”means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.
“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.
SECTION 2.
ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)   Administration of Plan.   The Plan shall be administered by the Administrator.
(b)   Powers of Administrator.   The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
(i)   to select the individuals to whom Awards may from time to time be granted;
(ii)   to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;
(iii)   to determine the number of shares of Stock to be covered by any Award;
(iv)   to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;
(v)   to accelerate at any time the exercisability or vesting of all or any portion of any Award;
(vi)   subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and
(vii)   at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.
All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.
(c)   Delegation of Authority to Grant Awards.   Subject to applicable law, the Administrator, in its discretion, may delegate to a committee consisting of one or more officers of the Company including the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not members of the delegated committee. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.
(d)   Award Certificate.   Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.
(e)   Indemnification.   Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees)

arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.
(f)   Foreign Award Recipients.   Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.
SECTION 3.
STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)   Stock Issuable.   The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 5,878,814 shares (the “Initial Limit”), subject to adjustment as provided in Section 3(b), plus on January 1, 2020 and each January 1 thereafter, the number of shares of Stock reserved and available for issuance under the Plan shall be cumulatively increased by the lesser of (i) four percent (4%) of the number of shares of Common Stock and Class A Common Stock issued and outstanding on the immediately preceding December 31 or (ii) such lesser number of shares as determined by the Administrator (the “Annual Increase”). Subject to such overall limitation, the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed the Initial Limit cumulatively increased on January 1, 2020 and on each January 1 thereafter by the lesser of the Annual Increase for such year or 5,878,814 shares of Stock, subject in all cases to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any awards under the Plan and under the Company’s 2018 Stock Option and Grant Plan that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.
(b)   Changes in Stock.   Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock

Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.
(c)   Mergers and Other Transactions.   In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Certificate, all Options and Stock Appreciation Rights with time-based vesting conditions or restrictions that are not vested and/or exercisable immediately prior to the effective time of the Sale Event shall become fully vested and exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Certificate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights (provided that, in the case of an Option or Stock Appreciation Right with an exercise price equal to or less than the Sale Price, such Option or Stock Appreciation Right shall be cancelled for no consideration); or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.
SECTION 4.
ELIGIBILITY

Grantees under the Plan will be such employees, Non-Employee Directors and Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to employees, Directors or Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company has determined that such Awards are exempt from or otherwise comply with Section 409A.
SECTION 5.
STOCK OPTIONS

(a)   Award of Stock Options.   The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.
Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.
(b)   Exercise Price.   The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date. Notwithstanding the foregoing, Stock Options may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant, or (iii) the Stock Option is otherwise compliant with Section 409A.
(c)   Option Term.   The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.
(d)   Exercisability; Rights of a Stockholder.   Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.
(e)   Method of Exercise.   Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Option Award Certificate:
(i)   In cash, by certified or bank check or other instrument acceptable to the Administrator;
(ii)   Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;
(iii)   By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or
(iv)   With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.
Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.
(f)   Annual Limit on Incentive Stock Options.   To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.
SECTION 6.
STOCK APPRECIATION RIGHTS

(a)   Award of Stock Appreciation Rights.   The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
(b)   Exercise Price of Stock Appreciation Rights.   The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.
(c)   Grant and Exercise of Stock Appreciation Rights.   Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.
(d)   Terms and Conditions of Stock Appreciation Rights.   Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator. The term of a Stock Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.
SECTION 7.
RESTRICTED STOCK AWARDS

(a)   Nature of Restricted Stock Awards.   The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.
(b)   Rights as a Stockholder.   Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, any dividends paid by the Company during the performance period shall accrue and shall not be paid to the grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.
(c)   Restrictions.   Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, if a grantee’s employment (or other Service Relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other Service Relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.
(d)   Vesting of Restricted Shares.   The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”
SECTION 8.
RESTRICTED STOCK UNITS

(a)   Nature of Restricted Stock Units.   The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Certificate) upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.
(b)   Election to Receive Restricted Stock Units in Lieu of Compensation.   The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.
(c)   Rights as a Stockholder.   A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.
(d)   Termination.   Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.
SECTION 9.
UNRESTRICTED STOCK AWARDS

   Grant or Sale of Unrestricted Stock.   The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.
SECTION 10.
CASH-BASED AWARDS

   Grant of Cash-Based Awards.   The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.
SECTION 11.
DIVIDEND EQUIVALENT RIGHTS

(a)   Dividend Equivalent Rights.   The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.
(b)   Termination.   Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.
SECTION 12.
TRANSFERABILITY OF AWARDS

(a)   Transferability.   Except as provided in Section 12(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.
(b)   Administrator Action.   Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.
(c)   Family Member.   For purposes of Section 12(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.
(d)   Designation of Beneficiary.   To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.
SECTION 13.
TAX WITHHOLDING

(a)   Payment by Grantee.   Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.
(b)   Payment in Stock.   The Administrator may require the Company’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants. The Administrator may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.
SECTION 14.
SECTION 409A AWARDS

Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A.
SECTION 15.
TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE, ETC.

(a)   Termination of Service Relationship.   If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated his or her Service Relationship for purposes of the Plan.
(b)   For purposes of the Plan, the following events shall not be deemed a termination of a Service Relationship:

(i)   a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or
(ii)   an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.
SECTION 16.
AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall materially and adversely affect rights under any outstanding Award without the holder’s consent. The Administrator is specifically authorized to exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect the repricing of such Awards through cancellation and re-grants. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by Company stockholders. Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).
SECTION 17.
STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.
SECTION 18.
GENERAL PROVISIONS

(a)   No Distribution.   The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.
(b)   Issuance of Stock.   To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements.

The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.
(c)   Stockholder Rights.   Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.
(d)   Other Compensation Arrangements; No Employment Rights.   Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.
(e)   Trading Policy Restrictions.   Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.
(f)   Clawback Policy.   Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.
SECTION 19.
EFFECTIVE DATE OF PLAN

This Plan shall become effective upon the date immediately preceding the Registration Date subject to prior stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.
SECTION 20.
GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of New York, applied without regard to conflict of law principles.
DATE APPROVED BY BOARD OF DIRECTORS: April 15, 2022
DATE APPROVED BY STOCKHOLDERS:
AMENDED AND RESTATED:

HOOKIPA PHARMA INC.350 FIFTH AVENUE, SUITE 7240 NEW YORK, NY 10118 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 29, 2022. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/HOOK2022You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 29, 2022. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D86101-P69245 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY HOOKIPA PHARMA INC. For Withhold For All To withhold authority to vote for any individual The Board of Directors recommends you vote FOR the following: AllAll Except nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1.Election of Class III DirectorsNominees:01)Julie O'Neill02)Reinhard Kandera !!! The Board of Directors recommends you vote FOR the following proposals:2.To ratify the selection of PwC Wirtschaftsprüfung GmbH as HOOKIPA Pharma Inc.'s (the "Company's") independent registered public accounting firm For Against Abstain for the fiscal year ending December 31, 2022.!!!3.To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the total number of authorized shares ofcommon stock from 100,000,000 shares to 200,000,000 shares.!!!4.The authorization of an amendment to the Company's Amended and Restated Certificate of Incorporation to effect a reverse stock split of Companycommon stock (without reducing the authorized number of shares of Company common stock), in the range of 1-for-2 to 1-for-10, if and when!!!determined by the Company's board of directors.5.To approve an amendment to the Company's 2019 Stock Option and Incentive Plan to increase the maximum number of shares of common stock!!!reserved and available for issuance under the 2019 Stock Option and Incentive Plan by 1,000,000 shares.NOTE: To transact any other business that may properly come before the meeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual MeetingThe Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.D86102-P69245HOOKIPA Pharma Inc.Annual Meeting of Stockholders June 30, 2022 10:00 AM EDTThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Joern Aldag, Reinhard Kandera and Daniel Courtney, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of HOOKIPA Pharma Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/HOOK2022, at 10:00 AM EDT on June 30, 2022, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side